UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21137

Nuveen Quality Preferred Income Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Annual Report July 31, 2014

JTP

Nuveen Quality Preferred Income Fund

JPS

Nuveen Quality Preferred Income Fund 2

JHP

Nuveen Quality Preferred Income Fund 3

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	8
Common Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Shareholder Meeting Report	18
Report of Independent Registered Public Accounting Firm	19
Portfolios of Investments	20
Statement of Assets and Liabilities	39
Statement of Operations	40
Statement of Changes in Net Assets	41
Statement of Cash Flows	43
Financial Highlights	44
Notes to Financial Statements	49
Additional Fund Information	62
Glossary of Terms Used in this Report	63
Reinvest Automatically, Easily and Conveniently	64
Board Members & Officers	65
Annual Investment Management Agreement Approval Process	70

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
September 22, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)

The Funds are sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. Here Mark and Phil talk about the U.S. economy and equity markets, their management strategy and the performance of the Funds for the twelve-month reporting period ended July 31, 2014.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended July 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014, the Fed's monthly purchases comprise $15 billion in mortgage backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed's 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.2%. In the previous quarter, GDP contracted at an annualized rate of 2.1%, the economy's weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.4% year-over-year as of July 2014, while the core CPI (which excludes food and energy) increased 1.9% during the same period, in line with the Fed's unofficial longer term objective of 2.0% for this inflation measure. As of July 2014, the national unemployment rate remained at 6.2%, down from the 7.3% reported in July 2013, but still higher than levels that would provide consistent support for optimal GDP growth. During the last twelve months, the unemployment rate and the number of unemployed persons have declined by 1.1% and 1.7 million, respectively. The housing

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Managers' Comments (continued)

market continued to post gains as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended July 2014.

Several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke's remarks about tapering the Fed's asset purchase program triggered widespread uncertainty about the next step for the Fed's quantitative easing program and its impact on the markets as well as the overall economy. Meanwhile, political debate over federal spending continued, as Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.)

The preferred securities market staged a strong recovery this year from the weak environment in 2013 caused by the government bond market's psychological adjustment to the risk of discontinued bond buying from the Fed in 2014. The $1,000 par dominated Barclays USD Capital Securities Index posted a 10.33% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Securities Fixed Rate Index posted a 8.75% return. While the 10-year U.S. Treasury rate was essentially unchanged on July 31, 2014 versus a year earlier, the 10-year yield gyrated during that timeframe between a low of 2.44% and a high of 3.03%. During the reporting period, relatively subordinate Tier 1 structures once again outperformed more senior lower Tier 2 structures. The Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 12.24%, which was well above the 9.71% return posted by the Lower Tier 2 sub-index.

What key strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2014?

The investment objective of each Fund is to seek high current income consistent with capital preservation. Each Fund's secondary objective is to enhance portfolio value. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% of their net assets in debt securities, including convertible debt and convertible preferred securities.

Our underlying strategy is to maintain a balance between the individual investor-oriented $25 par preferred securities often traded on securities exchanges and the institutional investor-oriented $1,000 par preferred securities traded over- the-counter in the capital markets. Both types of securities offer performance opportunities, which together with the broad diversification benefits of this combined universe, help to produce potentially attractive risk-adjusted rates of return. We keep a risk-averse posture toward security structure and portfolio structure, which is an important core aspect of our efforts to preserve capital and provide attractive income relative to investment grade and senior corporate credit.

During the reporting period, we generally sold low yield-to-call step-up paper that had done well and had little upside remaining. Step-up preferred shares that pay a fixed dividend for a specific period of time and then a floating rate for some time later did particularly well as they offer prospective interest rate risk protection. At the beginning of the year, we purchased longer term paper in the $25 par sector and added to concentrations in the additional Tier 1 sector of foreign banking in order to pick up yield and duration as we believed that longer term securities would do well after being over sold late last year. In the latter part of the reporting period, we added new positions in high coupon fixed-to-floating rate preferred stocks of U.S. banks and fixed-to-floating rate bonds of foreign utilities in order to reduce longer-term interest rate risk.

How did the Funds perform during the twelve-month reporting period ended July 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year and ten-year periods ended July 31, 2014. For the twelve-month reporting period ended July 31, 2014, all three Funds' common shares at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index and the Blended Benchmark.

Nuveen Investments

During the reporting period, several items contributed positively to the performance of the Funds: 1) outperformance of the $25 par sector relative to the positive performance $1,000 par sector, 2) outperformance of the European Tier 1 step-up sector, 3) the declining trend in long term interest rates, and 4) security selection. When interest rates go down callable securities (such as those in the $25 par sector with 5 year call options) tend to experience a reduction in duration, and conversely when rates rise their duration rises too – this "negative convexity" can cause the $25 par sector to be more volatile than the $1,000 par sector when long rates move significantly in one direction. Of course, volatility can have positive valuation implications when rates decline like they have during this reporting period. The outperformance of the $25 par sector was particularly notable in the second half of the reporting period because it more than recovered the valuation losses that occurred during the first half of the reporting, the incremental move higher can be explained by preferred spreads moving about 50bps tighter relative to the decline in U.S. Treasury bond yields.

Capital Securities rallied tighter too, in particular, high coupon long duration capital securities did the best. Performance in this $1,000 par sector was also aided by the improvement in a subsector called the European Tier 1 step-up sector. There had been heightened uncertainty around this group of securities due to expected changes in regulation, specifically, around the degree of their usefulness in the issuers' capital structure and the possibility that they would be extended rather than called at better prices. During the reporting period, European Banking Regulators agreed that this step-up sector would continue to have a role in the capital structure, but would soon become more economical to redeem. The end result of this regulatory clarity was a rally from what had been discounted prices.

Those positions that contributed to the Funds' outperformance include, Goldman Sachs Capital II and Centaur Funding. Goldman did well due to a timely tender offer to buy all of its trust preferred capital securities at a premium to the market. Centaur Funding Corporation, a high coupon issue, tightened amidst the rally in the U.S. Treasury market.

Strong absolute performance notwithstanding, there were several items that detracted from the performance which can be primarily explained as duration extension in the second half of 2013 and specific credit issues. As discussed, the duration or interest rate sensitivity of certain instruments can extend or lengthen when interest rate increase. The Funds' duration extended by a little over two and half years during the second half of 2013 which detracted from performance. Most of the duration extension risk had passed this by January 2014. Specific holdings that detracted from performance include the preferreds of Wachovia Bank and Barclay's Bank. Wachovia called a preferred security which was trading above par using an unusual regulatory par call. Barclay's Bank preferreds traded down as the bank saw one of its marginal revenue in its trading operation decline.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds' use of leverage had a positive impact on performance during this reporting period.

The Funds also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Funds use through bank borrowings. Each Fund's swap contracts detracted modestly from overall Fund performance during this reporting period.

As of July 31, 2014, the Funds' percentages of leverage are shown in the accompanying table.

	JTP	JPS	JHP
Effective Leverage*	27.99%	27.92%	28.00%
Regulatory Leverage*	27.99%	27.92%	28.00%

*  Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of July 31, 2014, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JTP	JPS	JHP
Bank Borrowings	$234,000,000	$464,000,000	$89,000,000

Refer to Notes to Financial Statements, Note 8—Borrowing Arrangements for further details.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of July 31, 2014. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	JTP	JPS	JHP
August 2013	$0.0500	$0.0550	$0.0520
September	0.0520	0.0550	0.0520
October	0.0520	0.0550	0.0520
November	0.0520	0.0550	0.0520
December	0.0520	0.0550	0.0520
January	0.0520	0.0550	0.0520
February	0.0520	0.0550	0.0520
March	0.0520	0.0550	0.0520
April	0.0520	0.0550	0.0520
May	0.0520	0.0550	0.0520
June	0.0520	0.0550	0.0520
July 2014	0.0520	0.0550	0.0520
Non-Recurring supplemental taxable distribution*	0.0387	—	0.0422
Current Distribution Rate**	7.47%	7.40%	7.40%

*  Distribution paid in December 2013.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2014, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

All monthly dividends paid by the Funds during the fiscal year ended July 31, 2014 were paid from net investment income. In certain future instances, a portion of each Fund's monthly distributions may be paid from sources or comprised of elements other than net investment income, including capital gains and/or a return of capital, and in such a case the shareholders will receive a notice to that effect. The composition and per share amounts of each Fund's monthly dividends for the fiscal year are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Nuveen Investments

Common Share Information (continued)

COMMON SHARE REPURCHASES

As of July 31, 2014, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	JTP	JPS	JHP
Common Shares Cumulatively Repurchased and Retired	0	0	20,000
Common Shares Authorized for Repurchase	6,465,000	12,040,000	2,375,000

During the current reporting period, the Funds repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

	JTP	JPS	JHP
Common Shares Repurchased and Retired	0	0	20,000
Weighted Average Price Per Common Share Repurchased and Retired	$0	$0	$7.78
Weighted Average Discount Per Common Share Repurchased and Retired	0%	0%	13.58%

COMMON SHARE EQUITY SHELF PROGRAMS

JTP, JPS and JHP each filed registration statements with the SEC authorizing each Fund to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through equity shelf programs, which are not yet effective.

Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's NAV per common share.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details and the Funds' equity shelf programs.

OTHER COMMON SHARE INFORMATION

As of July 31, 2014, and during the current reporting period, the Funds' common share prices were trading at premium/(discount) to their common share NAVs as shown in the accompanying table.

	JTP	JPS	JHP
Common Share NAV	$9.31	$9.95	$9.65
Common Share Price	$8.35	$8.92	$8.43
Premium/(Discount) to NAV	(10.31)%	(10.35)%	(12.64)%
12-Month Average Premium/(Discount) to NAV	(10.68)%	(10.68)%	(11.53)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for a Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Preferred Stock Risk. Preferred stocks are subordinate to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter- parties to these transactions will be unable to meet their obligations.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Performance Overview and Holding Summaries as of July 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
JTP at Common Share NAV	12.65%	16.86%	4.00%
JTP at Common Share Price	13.63%	15.07%	3.63%
Barclays U.S. Aggregate Bond Index	3.97%	4.47%	4.80%
Blended Benchmark (Comparative Index)	11.38%	11.38%	4.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.6%
$25 Par (or similar) Retail Preferred	50.0%
Corporate Bonds	7.8%
$1,000 Par (or similar) Institutional Preferred	77.6%
Investment Companies	1.1%
Short-Term Investments	1.0%
Borrowings	(38.9)%
Other Assets Less Liabilities	0.8%

Portfolio Composition

(% of total investments)1

Banks	34.1%
Insurance	29.0%
Real Estate Investment Trust	8.3%
Capital Markets	7.0%
Electric Utilities	3.9%
Short-Term Investments	0.7%
Other Industries	17.0%

Country Allocation

(% of total investments)1

United States	63.2%
United Kingdom	11.4%
Netherlands	5.8%
France	4.7%
Other Countries	14.9%

Top Five Issuers

(% of total investments)1

Bank of America Corporation	4.0%
General Electric Company	3.7%
HSBC Holdings PLC	3.7%
PNC Financial Services Group Inc	3.4%
Deutsche Bank AG	2.7%

Credit Quality

(% of total investments)1

AA	3.7%
A	14.9%
BBB	67.0%
BB or Lower	12.8%
N/A (not applicable)	1.6%

1  Excluding investments in derivatives.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Performance Overview and Holding Summaries as of July 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	12.83%	16.65%	4.50%
JPS at Common Share Price	13.76%	14.22%	4.26%
Barclays U.S. Aggregate Bond Index	3.97%	4.47%	4.80%
Blended Benchmark (Comparative Index)	11.38%	11.38%	4.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	48.8%
Corporate Bonds	7.9%
$1,000 Par (or similar) Institutional Preferred	78.3%
Investment Companies	1.3%
Short-Term Investments	1.1%
Borrowings	(38.7)%
Other Assets Less Liabilities	0.9%

Portfolio Composition

(% of total investments)1

Insurance	31.7%
Banks	31.3%
Capital Markets	7.5%
Real Estate Investment Trust	7.2%
Diversified Financial Services	6.0%
Short-Term Investments	0.8%
Other Industries	15.5%

Country Allocation

(% of total investments)1

United States	63.3%
United Kingdom	9.6%
Netherlands	6.5%
France	5.2%
Other Countries	15.4%

Top Five Issuers

(% of total investments)1

MetLife Inc	4.0%
General Electric Company	3.6%
JPMorgan Chase & Company	3.5%
PNC Financial Services	3.4%
Wells Fargo and Company	3.3%

Credit Quality

(% of total investments)1

AA	3.6%
A	15.1%
BBB	68.9%
BB or Lower	10.6%
N/A (not applicable)	1.8%

1  Excluding investments in derivatives.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Performance Overview and Holding Summaries as of July 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
JHP at Common Share NAV	12.97%	16.53%	4.30%
JHP at Common Share Price	11.09%	14.17%	3.54%
Barclays U.S. Aggregate Bond Index	3.97%	4.47%	4.80%
Blended Benchmark (Comparative Index)	11.38%	11.38%	4.58%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.0%
$25 Par (or similar) Retail Preferred	49.7%
Corporate Bonds	6.3%
$1,000 Par (or similar) Institutional Preferred	79.2%
Investment Companies	1.4%
Short-Term Investments	1.6%
Borrowings	(38.9)%
Other Assets Less Liabilities	0.7%

Portfolio Composition

(% of total investments)1

Banks	36.8%
Insurance	28.1%
Capital Markets	8.0%
Real Estate Investment Trust	5.7%
Diversified Financial Services	4.0%
Short-Term Investments	1.1%
Other Industries	16.3%

Country Allocation

(% of total investments)1

United States	60.8%
United Kingdom	11.8%
France	6.6%
Netherlands	5.5%
Other Countries	15.3%

Top Five Issuers

(% of total investments)1

JPMorgan Chase & Company	4.3%
Wells Fargo and Company	3.9%
Bank of America Corporation	3.9%
General Electric Company	3.4%
Vodafone Group Public Limited Company	2.9%

Credit Quality

(% of total investments)1

AA	3.4%
A	12.5%
BBB	68.8%
BB or Lower	13.2%
N/A (not applicable)	2.1%

1  Excluding investments in derivatives.

Nuveen Investments

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 11, 2014 for JTP, JPS and JHP; at this meeting the shareholders were asked to vote on the election of Board Members.

	JTP	JPS	JHP
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	55,810,366	103,873,143	19,696,658
Withhold	1,393,251	3,128,873	752,412
Total	57,203,617	107,002,016	20,449,070
David J. Kundert
For	55,688,952	103,841,650	19,661,729
Withhold	1,514,665	3,160,366	787,341
Total	57,203,617	107,002,016	20,449,070
John K. Nelson
For	55,782,009	103,927,421	19,703,153
Withhold	1,421,608	3,074,595	745,917
Total	57,203,617	107,002,016	20,449,070
Terence J. Toth
For	55,774,714	103,904,041	19,695,210
Withhold	1,428,903	3,097,975	753,860
Total	57,203,617	107,002,016	20,449,070

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Quality Preferred Income Fund

Nuveen Quality Preferred Income Fund 2

Nuveen Quality Preferred Income Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, and Nuveen Quality Preferred Income Fund 3 (the "Funds") as of July 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and counterparties. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, and Nuveen Quality Preferred Income Fund 3 at July 31, 2014, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 25, 2014

Nuveen Investments

JTP

Nuveen Quality Preferred Income Fund

Portfolio of Investments  July 31, 2014

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 137.1% (99.3% of Total Investments)
	CONVERTIBLE PREFERRED SECURITIES – 0.6% (0.5% of Total Investments)
	Banks – 0.6%
3,270	Wells Fargo & Company	7.500%	BBB+	$3,956,700
	Total Convertible Preferred Securities (cost $3,780,261)			3,956,700
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 50.0% (36.2% of Total Investments)
	Banks – 9.7%
32,500	AgriBank FCB, (3)	6.875%	A–	$3,432,813
18,000	Bank of America Corporation	6.375%	BB+	451,260
2,100	Barclays Bank PLC	6.625%	BBB–	53,256
150,514	Citigroup Capital XIII	7.875%	BBB–	4,077,424
185,000	Citigroup Inc.	6.875%	BB+	4,970,950
350	Citigroup Inc.	5.800%	BB+	8,257
62,000	City National Corporation	5.500%	BBB–	1,396,240
26,000	Fifth Third Bancorp.	6.625%	BBB–	699,660
144,700	First Naigara Finance Group	8.625%	BB+	4,189,065
100,000	FirstMerit Corporation	5.875%	BBB–	2,349,000
35,000	General Electric Capital Corporation	4.875%	AA+	827,400
50,000	General Electric Capital Corporation	4.875%	AA+	1,205,500
9,000	General Electric Capital Corporation	4.700%	AA+	206,730
18,400	HSBC Holdings PLC	8.000%	BBB+	498,088
11,863	HSBC Holdings PLC	6.200%	BBB+	300,134
150,000	HSBC USA Inc.	2.858%	BBB+	7,447,500
47,500	JPMorgan Chase Capital Trust XXIX	6.700%	BBB	1,211,725
81,008	Merrill Lynch Preferred Capital Trust V	7.280%	BB+	2,083,526
742,900	PNC Financial Services	6.125%	BBB	20,229,167
25,950	Royal Bank of Scotland Group PLC	5.750%	BB	603,597
91,051	Wells Fargo & Company	5.850%	BBB+	2,330,906
	Total Banks			58,572,198
	Capital Markets – 3.2%
25,200	Affiliated Managers Group Inc.	5.250%	BBB	650,664
515,646	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	13,509,925
40,122	Deutsche Bank Contingent Capital Trust III	7.600%	BBB–	1,102,553
4,500	Goldman Sachs Group Inc., Series GSG-2 (PPLUS)	5.750%	A–	113,670
43,900	Morgan Stanley Capital Trust IV	6.250%	BB+	1,106,280
37,000	State Street Corporation	5.900%	BBB+	953,490
72,700	State Street Corporation	5.250%	BBB+	1,672,827
	Total Capital Markets			19,109,409
	Diversified Financial Services – 2.8%
36,800	ING Groep N.V.	7.375%	BBB–	942,816
625,776	ING Groep N.V.	7.200%	BBB–	16,138,763
	Total Diversified Financial Services			17,081,579
	Diversified Telecommunication Services – 2.5%
144,434	Qwest Corporation	7.500%	BBB–	3,813,058
47,803	Qwest Corporation	7.375%	BBB–	1,252,917
101,300	Qwest Corporation	7.000%	BBB–	2,606,449
67,900	Qwest Corporation	7.000%	BBB–	1,747,746
155,600	Qwest Corporation	6.125%	BBB–	3,656,600
82,042	Verizon Communications Inc.	5.900%	A–	2,085,508
	Total Diversified Telecommunication Services			15,162,278

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Electric Utilities – 3.6%
178,000	Alabama Power Company, (3)	6.450%	A3	$4,722,571
91,819	Duke Energy Capital Trust II	5.125%	Baa1	2,147,646
14,903	Entergy Arkansas Inc.	5.750%	A–	380,176
22,668	Entergy Arkansas Inc.	4.750%	A–	502,550
15,000	Entergy Louisiana LLC	5.250%	A2	360,000
92,100	Integrys Energy Group Inc.	6.000%	BBB	2,369,733
64,800	Interstate Power and Light Company	5.100%	BBB	1,599,912
250,999	NextEra Energy Inc.	5.125%	BBB	5,439,148
185,974	NextEra Energy Inc.	5.000%	BBB	3,903,594
5,102	PPL Capital Funding, Inc.	5.900%	BB+	121,019
	Total Electric Utilities			21,546,349
	Food Products – 0.5%
28,100	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	3,021,630
	Insurance – 11.4%
795,723	Aegon N.V.	6.375%	Baa1	20,282,979
248,300	Aflac Inc.	5.500%	BBB+	5,998,928
7,569	Allstate Corporation, (5)	6.250%	BBB–	191,874
6,700	Allstate Corporation	5.625%	BBB–	163,882
147,000	Allstate Corporation	5.100%	Baa1	3,667,650
64,043	Arch Capital Group Limited	6.750%	BBB	1,729,161
10,965	Aspen Insurance Holdings Limited	7.250%	BBB–	285,309
156,458	Aspen Insurance Holdings Limited	5.950%	BBB–	3,892,675
226,594	Axis Capital Holdings Limited	6.875%	BBB	5,868,785
167,100	Axis Capital Holdings Limited	5.500%	BBB	3,796,512
231,787	Delphi Financial Group, Inc., (3)	7.376%	BBB–	5,743,983
125,430	Hartford Financial Services Group Inc.	7.875%	BB+	3,729,034
46,984	PartnerRe Limited	5.875%	BBB+	1,130,905
166,360	Prudential PLC	6.750%	A–	4,240,516
104,100	Reinsurance Group of America Inc.	6.200%	BBB	2,821,110
4,000	RenaissanceRe Holdings Limited	5.375%	BBB+	91,120
88,198	Torchmark Corporation	5.875%	BBB+	2,188,192
126,900	W.R. Berkley Corporation	5.625%	BBB–	2,900,934
	Total Insurance			68,723,549
	Machinery – 1.0%
244,403	Stanley Black and Decker, Inc.	5.750%	BBB+	6,004,982
	Media – 0.7%
163,689	Comcast Corporation	5.000%	A–	4,084,041
	Multi-Utilities – 1.6%
212,097	Dominion Resources Inc.	8.375%	BBB	5,450,893
150,800	DTE Energy Company	6.500%	Baa1	3,941,912
7,083	Scana Corporation	7.700%	BBB–	182,458
	Total Multi-Utilities			9,575,263
	Real Estate Investment Trust – 11.2%
150,000	DDR Corporation, (4)	6.250%	Baa3	3,666,000
1,873	Digital Realty Trust Inc.	7.375%	Baa3	47,855
2,530	Digital Realty Trust Inc.	7.000%	Baa3	64,287
33,292	Digital Realty Trust Inc.	5.875%	Baa3	736,419
69,874	Duke Realty Corporation, Series L	6.600%	Baa3	1,771,306
19,843	Health Care REIT, Inc.	6.500%	Baa3	510,362
145,700	Hospitality Properties Trust	7.125%	Baa3	3,712,436
4,634	Kimco Realty Corporation	6.900%	Baa2	120,484
102,200	Kimco Realty Corporation	5.625%	Baa2	2,384,326
3,883	Kimco Realty Corporation	5.500%	Baa2	88,571
55,924	National Retail Properties Inc.	6.625%	Baa2	1,406,489

Nuveen Investments

JTP  Nuveen Quality Preferred Income Fund
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust (continued)
12,235	PS Business Parks, Inc.	6.875%		Baa2	$312,482
112,407	PS Business Parks, Inc.	6.450%		Baa2	2,782,073
201,493	PS Business Parks, Inc.	6.000%		Baa2	4,785,459
7,720	PS Business Parks, Inc.	5.700%		Baa2	174,781
220,328	Public Storage, Inc.				5,402,443
2,351	Public Storage, Inc.	6.500%		A	62,302
22,656	Public Storage, Inc.	6.350%		A	577,728
104,063	Public Storage, Inc.	5.750%		A	2,544,340
9,000	Public Storage, Inc.	5.625%		A	213,300
235,318	Public Storage, Inc.	5.200%		A	5,287,595
268,800	Realty Income Corporation	6.625%		Baa2	6,994,176
128,400	Regency Centers Corporation	6.625%		Baa3	3,325,560
132,139	Senior Housing Properties Trust	5.625%		BBB–	3,049,768
74,186	Ventas Realty LP	5.450%		BBB+	1,766,369
447,052	Vornado Realty LP	7.875%		BBB	11,381,944
109,700	Vornado Realty Trust	5.700%		BBB–	2,660,225
68,822	Weingarten Realty Trust	6.500%		Baa3	1,735,003
	Total Real Estate Investment Trust				67,564,083
	U.S. Agency – 1.6%
48,600	Cobank Agricultural Credit Bank, (3), (4)	11.000%		A–	2,490,750
65	Farm Credit Bank of Texas, (3)	6.750%		Baa1	6,822,972
	Total U.S. Agency				9,313,722
	Wireless Telecommunication Services – 0.2%
18,300	Telephone and Data Systems Inc.	7.000%		Baa3	456,217
28,000	Telephone and Data Systems Inc.	6.875%		Baa2	696,919
	Total Wireless Telecommunication Services				1,153,136
	Total $25 Par (or similar) Retail Preferred (cost $294,792,620)				300,912,219
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 7.8% (5.6% of Total Investments)
	Banks – 1.8%
$10,000	JPMorgan Chase & Company	6.750%	1/29/49	BBB	$10,675,000
	Capital Markets – 2.1%
6,000	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	6,630,000
300	Macquarie Bank Limited	10.250%	6/20/57	BB+	342,750
6,300	State Street Capital Trust IV (7)	1.231%	6/01/77	A3	5,449,500
12,600	Total Capital Markets				12,422,250
	Construction & Engineering – 0.4%
2,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	2,684,375
	Insurance – 3.0%
1,900	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	2,536,610
5,000	AIG Life Holdings Inc., 144A	8.125%	3/15/46	BBB	6,954,520
900	AXA	5.500%	12/31/49	A3	922,500
1,100	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	1,244,009
1,700	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	2,012,375
2,500	Prudential PLC	11.750%	12/23/49	A–	2,582,250
1,870	Prudential PLC	5.250%	3/29/49	A–	1,912,075
14,970	Total Insurance				18,164,339
	Multi-Utilities – 0.2%
1,000	Wisconsin Energy Corporation, (4)	6.250%	5/15/67	A3	1,030,150

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Oil, Gas & Consumable Fuels – 0.3%
$1,900	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	$1,843,000
42,970	Total Corporate Bonds (cost $42,811,997)				46,819,114
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 77.6% (56.2% of Total Investments)
	Banks – 34.9%
27,600	Bank of America Corporation	8.000%	N/A (6)	BB+	$30,363,036
200	Bank One Capital III, (4)	8.750%	9/01/30	BBB	273,958
6,917	Barclays Bank PLC, 144A	7.434%	N/A (6)	BB+	6,830,538
7,000	Barclays Bank PLC, 144A	8.250%	N/A (6)	BB+	7,420,000
2,600	Citigroup Capital III	7.625%	12/01/36	BBB–	3,188,705
4,000	Citigroup Inc., (4)	8.400%	N/A (6)	BB+	4,602,000
2,750	Citigroup Inc.	5.950%	N/A (6)	BB+	2,741,750
3,800	CoreStates Capital Trust III, Series 144A	0.794%	2/15/27	A–	3,344,000
1,500	Credit Agricole SA, 144A	7.875%	N/A (6)	BB+	1,593,375
985	First Chicago NBD Institutional Capital I	0.790%	2/01/27	BBB	866,800
400	First Empire Capital Trust I	8.234%	2/01/27	BBB	406,890
3,500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	3,403,750
24,400	General Electric Capital Corporation	7.125%	N/A (6)	AA–	28,548,000
1,515	Groupe BCPE	3.300%	N/A (6)	BBB–	1,343,199
16,950	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	BBB+	25,340,250
4,200	HSBC Financial Capital Trust IX, (4)	5.911%	11/30/35	BBB+	4,357,500
4,300	JPMorgan Chase Capital XXIII, (4)	1.226%	5/15/77	BBB	3,558,250
3,200	JPMorgan Chase & Company	6.000%	N/A (6)	BBB	3,248,000
1,300	JPMorgan Chase & Company	5.150%	N/A (6)	BBB	1,229,280
2,000	KeyCorp Capital III	7.750%	7/15/29	BBB–	2,436,876
2,300	Lloyd's Banking Group PLC, 144A	6.413%	N/A (6)	BB+	2,489,750
2,900	Lloyd's Banking Group PLC, 144A	6.657%	N/A (6)	BB+	3,197,250
318	Lloyd's Banking Group PLC	7.500%	N/A (6)	BB	333,900
1,800	M&T Bank Corporation	6.375%	N/A (6)	BBB	1,833,750
14,000	M&T Bank Corporation	6.875%	N/A (6)	BBB	14,284,788
3,500	National Australia Bank	8.000%	N/A (6)	BBB+	3,871,875
5,000	Nordea Bank AB	8.375%	N/A (6)	BBB+	5,197,500
7,100	PNC Financial Services Inc.	6.750%	N/A (6)	BBB	7,916,500
4,300	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	5,117,860
2,700	Societe Generale	7.875%	N/A (6)	BB+	2,824,875
10,400	Societe Generale	8.750%	N/A (6)	BBB–	10,784,800
2,000	Societe Generale, 144A	7.875%	N/A (6)	BB+	2,092,500
450	Societe Generale, 144A	0.982%	N/A (6)	BBB–	405,000
5,050	Standard Chartered PLC, 144A	7.014%	N/A (6)	BBB+	5,757,000
8,025	Wells Fargo & Company	7.980%	N/A (6)	BBB+	9,100,350
	Total Banks				210,303,855
	Capital Markets – 4.5%
5,600	Charles Schwab Corporation	7.000%	N/A (6)	BBB+	6,531,000
7,500	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB+	8,231,250
500	Credit Suisse Guernsey, 144A	7.875%	2/24/41	BBB–	536,250
8,000	Deutsche Bank Capital Funding Trust V, 144A	4.901%	N/A (6)	BBB–	7,920,000
2,500	Goldman Sachs Group Inc.	5.700%	N/A (6)	BB+	2,546,250
800	Macquarie PMI LLC	8.375%	N/A (6)	BB+	849,000
150	Morgan Stanley	5.450%	N/A (6)	BB+	150,188
	Total Capital Markets				26,763,938
	Consumer Finance – 0.2%
1,100	American Express Company	6.800%	9/01/66	Baa2	1,199,000
	Diversified Financial Services – 1.9%
1,100	ING US Inc.	5.650%	5/15/53	Ba1	1,119,250
7,893	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	10,584,513
	Total Diversified Financial Services				11,703,763

Nuveen Investments

JTP  Nuveen Quality Preferred Income Fund
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Electric Utilities – 1.8%
6,600	Electricite de France, 144A	5.250%	N/A (6)	A3	$6,706,458
2,400	FPL Group Capital Inc.	6.650%	6/15/67	BBB	2,451,000
1,500	PPL Capital Funding Inc.	6.700%	3/30/67	BB+	1,533,750
	Total Electric Utilities				10,691,208
	Insurance – 25.7%
698	Ace Capital Trust II	9.700%	4/01/30	A–	1,033,040
2,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	3,471,000
1,700	Allstate Corporation	5.750%	8/15/53	Baa1	1,828,563
3,600	American International Group, Inc.	8.175%	5/15/58	BBB	4,972,500
4,880	AXA SA, 144A	6.380%	N/A (6)	Baa1	5,282,600
4,000	AXA SA	8.600%	12/15/30	A3	5,380,000
8,395	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	8,667,838
3,250	Dai-Ichi Mutual Life, 144A	7.250%	N/A (6)	A3	3,900,000
5,500	Great West Life & Annuity Capital I, 144A, (4)	6.625%	11/15/34	A–	6,322,074
3,800	Great West Life & Annuity Insurance Capital LP II, 144A, (4)	7.153%	5/16/46	A–	3,952,000
6,700	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	7,102,000
7,060	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	8,366,100
2,500	Lincoln National Corporation, (4)	6.050%	4/20/67	BBB	2,525,000
6,300	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	7,969,500
600	MetLife Capital Trust X, 144A, (4)	9.250%	4/08/68	BBB	861,000
12,650	National Financial Services Inc.	6.750%	5/15/67	Baa2	13,274,594
2,225	Oil Insurance Limited, 144A	3.216%	N/A (6)	Baa1	2,047,000
16,900	Prudential Financial Inc.	5.625%	6/15/43	BBB+	18,083,000
1,125	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,217,813
7,100	Prudential PLC	6.500%	N/A (6)	A–	7,224,250
15,075	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	16,318,688
10,000	Sompo Japan Insurance	5.325%	3/28/73	A–	10,750,000
2,500	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	BBB+	2,943,750
4,200	XLIT Limited	3.687%	N/A (6)	Ba1	3,562,125
6,970	ZFS Finance USA Trust V, (4)	6.500%	5/09/67	A	7,475,325
	Total Insurance				154,529,760
	Machinery – 0.3
1,500	Stanley Black and Decker, Inc.	5.750%	12/15/53	BBB+	1,624,688
	Multi-Utilities – 0.7%
2,300	Dominion Resources Inc.	7.500%	6/30/66	BBB	2,518,500
2,000	Dominion Resources Inc.	2.531%	9/30/66	BBB	1,848,144
	Total Multi-Utilities				4,366,644
	Real Estate Investment Trust – 0.2%
950	Sovereign Capital Trusts	7.908%	6/13/36	BB+	1,015,299
	Road & Rail – 2.0%
10,900	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,259,579
	Specialty Retail – 1.2%
2,800	Swiss Re Capital I	6.854%	N/A (6)	A	2,975,000
4,000	Swiss Re Capital I, 144A	6.854%	N/A (6)	A	4,250,000
	Total Specialty Retail				7,225,000
	Thrifts & Mortgage Finance – 0.3%
2,000	Caisse Nationale Des Caisses d'Epargne et de Prevoyance	6.750%	N/A (6)	BBB–	2,020,000
	U.S. Agency – 0.7%
3	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	4,145,872
	Wireless Telecommunication Services – 3.2%
15	Centaur Funding Corporation, Series B, (4)	9.080%	4/21/20	BBB–	19,033,906
	Total $1,000 Par (or similar) Institutional Preferred (cost $420,800,408)				466,882,512

Nuveen Investments

Shares	Description (1), (8)			Value
	INVESTMENT COMPANIES – 1.1% (0.8% of Total Investments)
252,950	Blackrock Credit Allocation Income Trust IV, (4)			$3,402,178
198,566	John Hancock Preferred Income Fund III, (4)			3,451,076
	Total Investment Companies (cost $9,446,348)			6,853,254
	Total Long-Term Investments (cost $771,631,634)			825,423,799
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0% (0.7% of Total Investments)
$6,104	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $6,104,297, collateralized by $6,225,000 U.S. Treasury Notes, 2.125%, due 8/15/21, value $6,229,245	0.000%	8/01/14	$6,104,297
	Total Short-Term Investments (cost $6,104,297)			6,104,297
	Total Investments (cost $777,735,931) – 138.1%			831,528,096
	Borrowings – (38.9)% (9), (10)			(234,000,000)
	Other Assets Less Liabilities – 0.8% (11)			4,443,839
	Net Assets Applicable to Common Shares – 100%			$601,971,935

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Termination Date	Unrealized Appreciation (Depreciation) (11)
JPMorgan	$67,587,000	Receive	1-Month USD-LIBOR-BBA	1.255%	Monthly	12/01/14	12/01/18	$1,202,790
JPMorgan	67,587,000	Receive	1-Month USD-LIBOR-BBA	1.673	Monthly	12/01/14	12/01/20	1,963,956
Morgan Stanley	38,718,750	Receive	1-Month USD-LIBOR-BBA	2.064	Monthly	3/21/11	3/21/16	(1,030,961)
	$173,892,750							$2,135,785

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or a portion of investment, is out on loan as described in Note 8 – Borrowings Arrangements. The total value of investments out on loan as of the end of the reporting period was $33,336,300.

(5)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(6)  Perpetual security. Maturity date is not applicable.

(7)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(8)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)  Borrowings as a percentage of Total Investments is 28.1%.

(10)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $478,805,162 have been pledged as collateral for Borrowings.

(11)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(12)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PPLUS  PreferredPlus Trust.

REIT  Real Estate Investment Trust.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2

Portfolio of Investments  July 31, 2014

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 136.7% (99.2% of Total Investments)
	CONVERTIBLE PREFERRED SECURITIES – 0.4% (0.3% of Total Investments)
	Banks – 0.4%
4,300	Wells Fargo & Company	7.500%	BBB+	$5,203,000
	Total Convertible Preferred Securities (cost $5,004,125)			5,203,000
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 48.8% (35.4% of Total Investments)
	Banks – 9.5%
60,500	AgriBank FCB, (3)	6.875%	A–	$6,390,313
12,603	Banco Santander Finance	10.500%	BB+	322,889
150,000	Barclays Bank PLC	8.125%	BBB–	3,868,500
271,589	Citigroup Capital XIII	7.875%	BBB–	7,357,346
411,100	Citigroup Inc.	6.875%	BB+	11,046,257
1,200	Citigroup Inc.	5.800%	BB+	28,308
117,000	City National Corporation, Series C	5.500%	BBB–	2,634,840
60,000	Fifth Third Bancorp.	6.625%	BBB–	1,614,600
146,500	First Naigara Finance Group	8.625%	BB+	4,241,175
324,100	General Electric Capital Corporation	4.875%	AA+	7,661,724
110,767	General Electric Capital Corporation	4.875%	AA+	2,670,592
137,589	General Electric Capital Corporation	4.700%	AA+	3,160,419
417,415	HSBC Holdings PLC	8.000%	BBB+	11,299,424
102,700	HSBC Holdings PLC	6.200%	BBB+	2,598,310
40,100	HSBC USA Inc.	6.500%	BBB+	1,012,124
100,000	HSBC USA Inc.	4.500%	BBB+	2,522,000
74,000	HSBC USA Inc.	2.858%	BBB+	3,674,100
12,636	JPMorgan Chase & Company	6.300%	BBB	313,626
82,300	JPMorgan Chase & Company	5.500%	BBB	1,857,511
1,214,400	PNC Financial Services	6.125%	BBB	33,068,112
100,990	Royal Bank of Scotland Group PLC	6.750%	BB	2,515,661
170,000	Wells Fargo & Company	5.850%	BBB+	4,352,000
	Total Banks			114,209,831
	Capital Markets – 4.8%
60,000	Affiliated Managers Group Inc.	6.375%	BBB	1,509,600
1,284,535	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	33,654,817
13,800	Deutsche Bank Capital Funding Trust IX	6.625%	BBB–	351,348
91,791	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB–	2,326,902
222,555	Deutsche Bank Contingent Capital Trust III	7.600%	BBB–	6,115,811
333,629	Goldman Sachs Group, Inc.	5.500%	BB+	7,993,751
790	Morgan Stanley	7.125%	BB+	21,772
30,409	Morgan Stanley Capital Trust III	6.250%	BB+	769,044
2,800	Morgan Stanley Capital Trust V	5.750%	Ba1	70,392
1,800	Morgan Stanley Capital Trust VIII	6.450%	BB+	45,288
37,600	State Street Corporation	5.900%	BBB+	968,952
180,922	State Street Corporation	5.250%	BBB+	4,163,015
	Total Capital Markets			57,990,692
	Diversified Financial Services – 3.2%
768,094	ING Groep N.V.	7.200%	BBB–	19,809,144
731,274	ING Groep N.V.	7.050%	BBB–	18,786,429
	Total Diversified Financial Services			38,595,573

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Diversified Telecommunication Services – 2.6%
184,004	Qwest Corporation	7.500%	BBB–	$4,857,706
96,790	Qwest Corporation	7.375%	BBB–	2,536,866
383,205	Qwest Corporation	7.000%	BBB–	9,859,865
26,600	Qwest Corporation	7.000%	BBB–	684,684
296,095	Qwest Corporation	6.125%	BBB–	6,958,233
222,300	Verizon Communications Inc.	5.900%	A–	5,650,866
	Total Diversified Telecommunication Services			30,548,220
	Electric Utilities – 2.9%
360,400	Alabama Power Company, (3)	6.450%	A3	9,561,881
72,419	Duke Energy Capital Trust II	5.125%	Baa1	1,693,880
12,952	Entergy Arkansas Inc.	5.750%	A–	330,406
194,200	Entergy Arkansas Inc.	4.750%	A–	4,305,414
60,296	Entergy Louisiana LLC	5.875%	A2	1,565,284
25,000	Entergy Louisiana LLC	5.250%	A2	600,000
56,142	Entergy Louisiana LLC	4.700%	A2	1,233,440
10,000	Gulf Power Company, (3)	5.600%	BBB+	918,246
152,000	Integrys Energy Group Inc.	6.000%	BBB	3,910,960
145,100	Interstate Power and Light Company	5.100%	BBB	3,582,519
80,146	NextEra Energy Inc.	5.700%	BBB	1,938,732
152,000	NextEra Energy Inc.	5.625%	BBB	3,570,480
51,349	NextEra Energy Inc.	5.125%	BBB	1,112,733
28,540	NextEra Energy Inc.	5.000%	BBB	599,055
	Total Electric Utilities			34,923,030
	Food Products – 0.5%
53,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	5,742,171
	Insurance – 11.1%
1,717,889	Aegon N.V.	6.375%	Baa1	43,788,991
490,320	Aflac Inc.	5.500%	BBB+	11,846,131
393,000	Allstate Corporation	5.100%	Baa1	9,805,350
301,725	Arch Capital Group Limited	6.750%	BBB	8,146,575
74,981	Aspen Insurance Holdings Limited	7.250%	BBB–	1,951,006
210,600	Aspen Insurance Holdings Limited	5.950%	BBB–	5,239,728
496,950	Axis Capital Holdings Limited	6.875%	BBB	12,871,005
240,539	Axis Capital Holdings Limited	5.500%	BBB	5,465,046
409,482	Delphi Financial Group, Inc., (3)	7.376%	BBB–	10,147,496
17,249	PartnerRe Limited	7.250%	BBB+	457,443
29,905	PartnerRe Limited	5.875%	BBB+	719,813
4,000	Protective Life Corporation	6.250%	BBB	102,240
317,875	Prudential PLC	6.750%	A–	8,102,634
280,000	Reinsurance Group of America Inc.	6.200%	BBB	7,588,000
68,864	RenaissanceRe Holdings Limited	5.375%	BBB+	1,568,722
125,600	Torchmark Corporation	5.875%	BBB+	3,116,136
79,181	W.R. Berkley Corporation	5.625%	BBB–	1,810,078
	Total Insurance			132,726,394
	Machinery – 1.1%
520,581	Stanley Black and Decker, Inc.	5.750%	BBB+	12,790,675
	Media – 0.2%
75,680	Comcast Corporation	5.000%	A–	1,888,216
	Multi-Utilities – 1.7%
534,091	Dominion Resources Inc.	8.375%	BBB	13,726,139
112,600	DTE Energy Company	5.250%	Baa1	2,664,116
148,032	Scana Corporation	7.700%	BBB–	3,813,304
	Total Multi-Utilities			20,203,559

Nuveen Investments

JPS  Nuveen Quality Preferred Income Fund 2
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust – 9.6%
5,000	Alexandria Real Estate Equities Inc., Series B	6.450%		Baa3	$126,350
100,000	DDR Corporation	6.250%		Baa3	2,444,000
52,467	Digital Realty Trust Inc.	7.375%		Baa3	1,340,532
17,545	Digital Realty Trust Inc.	7.000%		Baa3	445,818
69,868	Digital Realty Trust Inc.	5.875%		Baa3	1,545,480
162,885	Duke Realty Corporation, Series L	6.600%		Baa3	4,129,135
3,203	Health Care REIT, Inc.	6.500%		Baa3	82,381
321,594	Hospitality Properties Trust	7.125%		Baa3	8,194,215
58,372	Kimco Realty Corporation	6.900%		Baa2	1,517,672
7,961	Kimco Realty Corporation	6.000%		Baa2	195,522
253,032	Kimco Realty Corporation	5.625%		Baa2	5,903,237
133,372	National Retail Properties Inc.	6.625%		Baa2	3,354,306
82,301	Prologis Inc., (3)	8.540%		BBB–	5,344,421
152,633	PS Business Parks, Inc.	6.450%		Baa2	3,777,667
450,182	PS Business Parks, Inc.	6.000%		Baa2	10,691,823
8,418	PS Business Parks, Inc.	5.750%		Baa2	193,193
15,300	PS Business Parks, Inc.	5.700%		Baa2	346,392
196,229	Public Storage, Inc.	5.900%		A	4,811,535
3,400	Public Storage, Inc.	6.500%		A	90,100
220,000	Public Storage, Inc.	6.375%		A	5,594,600
203,125	Public Storage, Inc.	5.750%		A	4,966,406
20,000	Public Storage, Inc.	5.625%		A	474,000
139,683	Public Storage, Inc.	5.200%		A3	3,156,836
95,600	Public Storage, Inc.	5.200%		A	2,148,132
418,502	Realty Income Corporation	6.750%		Baa2	10,994,048
183,646	Realty Income Corporation	6.625%		Baa2	4,778,469
146,600	Regency Centers Corporation	6.625%		Baa3	3,796,940
3,948	Senior Housing Properties Trust	5.625%		BBB–	91,120
116,643	Ventas Realty LP	5.450%		BBB+	2,777,270
809,354	Vornado Realty LP	7.875%		BBB	20,606,153
55,798	Weingarten Realty Trust	6.500%		Baa3	1,406,668
	Total Real Estate Investment Trust				115,324,421
	U.S. Agency – 1.4%
42,800	Cobank Agricultural Credit Bank, (3)	11.000%		A–	2,193,500
144	Farm Credit Bank of Texas, (3)	6.750%		Baa1	15,115,507
	Total U.S. Agency				17,309,007
	Wireless Telecommunication Services – 0.2%
2,150	Telephone and Data Systems Inc.	7.000%		Baa3	53,600
81,428	Telephone and Data Systems Inc.	6.875%		Baa2	2,026,743
7,000	Telephone and Data Systems Inc.	6.625%		Baa3	171,710
4,300	Telephone and Data Systems Inc.	5.880%		Baa3	97,520
	Total Wireless Telecommunication Services				2,349,573
	Total $25 Par (or similar) Retail Preferred (cost $566,650,273)				584,601,362
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 7.9% (5.7% of Total Investments)
	Banks – 2.0%
$1,000	Den Norske Bank	0.511%	2/18/35	Baa3	$685,000
1,000	Den Norske Bank	0.963%	2/24/37	Baa3	687,500
19,000	JPMorgan Chase & Company	6.750%	1/29/49	BBB	20,282,500
2,000	Societe Generale	8.250%	9/29/49	BB+	2,142,400
23,000	Total Banks				23,797,400
	Capital Markets – 2.0%
8,500	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	9,392,500
1,700	Macquarie Bank Limited	10.250%	6/20/57	BB+	1,942,250
14,686	State Street Capital Trust IV, (4)	1.231%	6/01/77	A3	12,703,390
24,886	Total Capital Markets				24,038,140

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Construction & Engineering – 0.7%
$7,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	$8,053,125
	Electric Utilities – 0.3%
2,900	WPS Resource Corporation, (5)	6.110%	12/01/16	BBB	2,958,580
	Insurance – 1.5%
2,800	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	3,738,162
1,700	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	1,922,559
6,300	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	7,457,625
5,200	Prudential PLC	11.750%	12/23/49	A–	5,371,080
16,000	Total Insurance				18,489,426
	Multi-Utilities – 1.0%
8,900	RWE AG	7.000%	10/12/72	BBB–	9,750,840
2,000	Wisconsin Energy Corporation, (5)	6.250%	5/15/67	A3	2,060,300
10,900	Total Multi-Utilities				11,811,140
	Oil, Gas & Consumable Fuels – 0.3%
3,700	DCP Midstream LLC	5.850%	5/21/43	Baa3	3,589,000
	Wireless Telecommunication Services – 0.1%
1,600	Koninklijke KPN NV	7.000%	3/28/73	BB	1,668,000
90,486	Total Corporate Bonds (cost $88,146,746)				94,404,811
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 78.3% (56.8% of Total Investments)
	Banks – 31.2%
2,394	Bank of America Corporation	8.000%	N/A (6)	BB+	$2,633,663
13,230	Bank of America Corporation	8.125%	N/A (6)	BB+	14,644,763
3,400	Bank One Capital III, (5)	8.750%	9/01/30	BBB	4,657,286
17,575	Barclays Bank PLC	7.434%	N/A (6)	BB+	17,355,313
10,500	Barclays Bank PLC	8.250%	N/A (6)	BB+	11,130,000
1,200	Chase Capital Trust II, Series B	0.725%	2/01/27	BBB	1,056,000
20,000	Chase Capital Trust III, Series C	0.777%	3/01/27	BBB	17,600,000
5,400	Citigroup Capital III	7.625%	12/01/36	BBB–	6,622,695
5,500	Citigroup Inc.	5.950%	N/A (6)	BB+	5,483,500
6,000	Citigroup Inc.	8.400%	N/A (6)	BB+	6,903,000
3,000	Credit Agricole SA	7.875%	N/A (6)	BB+	3,186,750
1,500	First Empire Capital Trust I	8.234%	2/01/27	BBB	1,525,838
17,095	First Union Capital Trust II, Series A, (5)	7.950%	11/15/29	BBB+	21,731,779
4,300	Fulton Capital Trust I	6.290%	2/01/36	Baa3	4,181,750
3,200	General Electric Capital Corporation	6.250%	N/A (6)	AA–	3,552,000
32,500	General Electric Capital Corporation	7.125%	12/15/62	AA–	38,025,000
2,800	General Electric Capital Corporation	6.375%	11/15/67	AA–	3,116,400
10,000	Groupe BCPE	3.300%	N/A (6)	BBB–	8,866,000
10,500	HSBC Bank PLC	0.688%	12/19/35	A–	7,245,000
5,500	HSBC Bank PLC	0.600%	6/11/37	A–	3,789,500
13,550	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	BBB+	20,257,250
6,852	HSBC Financial Capital Trust IX, (5)	5.911%	11/30/35	BBB+	7,108,950
7,800	JPMorgan Chase & Company	6.000%	N/A (6)	BBB	7,917,000
1,400	JPMorgan Chase & Company	5.150%	N/A (6)	BBB	1,323,840
2,800	JPMorgan Chase Capital XXIII	1.226%	5/15/77	BBB	2,317,000
6,000	KeyCorp Capital III	7.750%	7/15/29	BBB–	7,310,628
6,350	Lloyd's Banking Group PLC, 144A	6.657%	5/21/49	BB+	7,000,875
1,802	Lloyd's Banking Group PLC	7.500%	6/27/64	BB	1,892,100
6,200	M&T Bank Corporation	6.375%	N/A (6)	BBB	6,316,250
26,000	M&T Bank Corporation	6.875%	12/29/49	BBB	26,528,892
5,600	National Australia Bank	8.000%	N/A (6)	BBB+	6,195,000

Nuveen Investments

JPS  Nuveen Quality Preferred Income Fund 2
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
9,327	Nordea Bank AB	8.375%	3/25/15	BBB+	$9,695,417
20,000	PNC Financial Services Inc.	6.750%	2/01/62	BBB	22,300,000
3,400	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	4,046,680
24,144	Societe Generale	8.750%	10/07/49	BBB–	25,037,328
2,000	Societe Generale	7.875%	6/18/64	BB+	2,092,500
2,000	Societe Generale, 144A	7.875%	N/A (6)	BB+	2,092,500
800	Societe Generale, 144A	0.982%	12/31/49	BBB–	720,000
6,450	Standard Chartered PLC, 144A	7.014%	1/30/58	BBB+	7,353,000
20,000	Wells Fargo & Company	7.980%	N/A (6)	BBB+	22,680,000
	Total Banks				373,491,447
	Capital Markets – 3.5%
11,000	Charles Schwab Corporation	7.000%	N/A (6)	BBB+	12,828,750
14,600	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB+	16,023,500
6,300	Credit Suisse Guernsey	7.875%	2/24/41	BBB–	6,756,750
750	Goldman Sachs Group Inc.	5.700%	N/A (6)	BB+	763,875
1,200	Macquarie PMI LLC	8.375%	N/A (6)	BB+	1,273,500
4,000	Morgan Stanley	5.450%	N/A (6)	BB+	4,005,000
	Total Capital Markets				41,651,375
	Diversified Financial Services – 2.5%
2,861	Countrywide Capital Trust III, Series B	8.050%	6/15/27	BB+	3,509,869
2,300	ING US Inc.	5.650%	5/15/53	Ba1	2,340,250
18,030	Rabobank Nederland, 144A	11.000%	N/A (6)	A–	24,178,230
	Total Diversified Financial Services				30,028,349
	Electric Utilities – 2.4%
15,800	Electricite de France, 144A	5.250%	N/A (6)	A3	16,054,854
5,000	FPL Group Capital Inc.	6.650%	6/15/67	BBB	5,106,250
7,700	PPL Capital Funding Inc.	6.700%	3/30/67	BB+	7,873,250
	Total Electric Utilities				29,034,354
	Industrial Conglomerates – 0.1%
1,600	General Electric Capital Trust I	6.375%	11/15/67	AA–	1,776,000
	Insurance – 31.1%
6,400	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	8,544,000
2,000	Allstate Corporation	5.750%	8/15/53	Baa1	2,151,250
1,200	Allstate Corporation	6.500%	5/15/67	Baa1	1,311,000
6,805	American International Group, Inc.	8.175%	8/15/53	BBB	9,399,406
11,350	AXA SA	8.600%	12/15/30	A3	15,265,750
9,450	AXA SA, 144A	6.380%	6/14/57	Baa1	10,229,625
15,359	Catlin Insurance Company Limited, 144A	7.249%	7/19/57	BBB+	15,858,168
6,500	Dai-Ichi Mutual Life, 144A	7.250%	N/A (6)	A3	7,800,000
1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/01/67	BBB	1,260,000
16,150	Glen Meadows Pass Through Trust, (5)	6.505%	8/15/67	BB+	15,948,125
2,600	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A–	2,988,617
6,600	Great West Life & Annuity Insurance Capital LP II, 144A, (5)	7.153%	5/16/46	A–	6,864,000
13,669	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	14,489,140
10,481	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	12,419,985
2,500	Lincoln National Corporation, (5)	6.050%	4/20/67	BBB	2,525,000
16,600	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	20,999,000
31,100	MetLife Capital Trust X, 144A, (5)	9.250%	4/08/68	BBB	44,628,500
23,754	National Financial Services Inc., (5)	6.750%	5/15/67	Baa2	24,926,854
4,200	Oil Insurance Limited, 144A	3.216%	N/A (6)	Baa1	3,864,000
3,750	Provident Financing Trust I	7.405%	3/15/38	Baa3	4,356,675
30,400	Prudential Financial Inc.	5.625%	6/15/43	BBB+	32,528,000
6,400	Prudential Financial Inc., (5)	5.875%	9/15/42	BBB+	6,928,000

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Insurance (continued)
1,135	Prudential Financial Inc.	8.875%	6/15/68	BBB+	$1,384,700
14,250	Prudential PLC	6.500%	9/23/53	A–	14,499,375
29,870	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	32,334,275
20,500	Sompo Japan Insurance, 144A	5.325%	3/28/73	A–	22,037,500
5,000	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	BBB+	5,887,500
8,080	White Mountains Insurance Group, 144A	7.506%	N/A (6)	BB+	8,524,400
21,257	ZFS Finance USA Trust V, 144A, (5)	6.500%	5/09/67	A	22,798,133
	Total Insurance				372,750,978
	Machinery – 0.2%
2,250	Stanley Black and Decker, Inc.	5.750%	12/15/53	BBB+	2,437,031
	Multi-Utilities – 0.6%
6,400	Dominion Resources Inc.	7.500%	6/30/66	BBB	7,008,000
	Real Estate Investment Trust – 0.3%
2,772	Sovereign Capital Trusts	7.908%	6/13/36	BB+	2,962,536
	Road & Rail – 1.1%
11,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,821,945
	Specialty Retail – 1.3%
1,400	Swiss Re Capital I	6.854%	N/A (6)	A	1,487,500
13,400	Swiss Re Capital I, 144A	6.854%	N/A (6)	A	14,237,500
	Total Specialty Retail				15,725,000
	Thrifts & Mortgage Finance – 0.0%
500	Onbank Capital Trust I	9.250%	2/01/27	BBB	508,256
	U.S. Agency – 0.2%
2	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	2,072,938
	Wireless Telecommunication Services – 3.8%
36	Centaur Funding Corporation, Series B, (5)	9.080%	4/21/20	BBB–	45,217,070
	Total $1,000 Par (or similar) Institutional Preferred (cost $844,014,977)				937,485,279
Shares	Description (1), (7)				Value
	INVESTMENT COMPANIES – 1.3% (1.0% of Total Investments)
672,285	Blackrock Credit Allocation Income Trust IV, (5)				$9,042,233
395,914	John Hancock Preferred Income Fund III, (5)				6,880,986
	Total Investment Companies (cost $23,067,281)				15,923,219
	Total Long-Term Investments (cost $1,526,883,402)				1,637,617,671
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 1.1% (0.8% of Total Investments)
$13,317	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $13,316,635, collateralized by $13,570,000 U.S. Treasury Notes, 2.250%, due 7/31/21, value $13,316,635	0.000%	8/01/14		$13,316,635
	Total Short-Term Investments (cost $13,316,635)				13,316,635
	Total Investments (cost $1,540,200,037) – 137.8%				1,650,934,306
	Borrowings – (38.7)% (8), (9)				(464,000,000)
	Other Assets Less Liabilities – 0.9% (10)				10,791,349
	Net Assets Applicable to Common Shares – 100%				$1,197,725,655

Nuveen Investments

JPS  Nuveen Quality Preferred Income Fund 2
Portfolio of Investments (continued)  July 31, 2014

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$134,344,000	Receive	1-Month USD-LIBOR-BBA	1.255%	Monthly	12/01/14	12/01/18	$2,390,809
JPMorgan	134,344,000	Receive	1-Month USD-LIBOR-BBA	1.673	Monthly	12/01/14	12/01/20	3,903,793
Morgan Stanley	77,200,000	Receive	1-Month USD-LIBOR-BBA	2.064	Monthly	3/21/11	3/21/16	(2,055,597)
	$345,888,000							$4,239,005

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Investment, or a portion of investment, is out on loan as described in Note 8 – Borrowings Arrangements. The total value of investments out on loan as of the end of the reporting period was $109,893,215.

(6)  Perpetual security. Maturity date is not applicable.

(7)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)  Borrowings as a percentage of Total Investments is 28.1%.

(9)  The Fund may pledge up to 100% of its eligible investments (excluding any investments seperately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $952,124,251 have been pledged as collateral for Borrowings.

(10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

REIT  Real Estate Investment Trust.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

JHP

Nuveen Quality Preferred Income Fund 3

Portfolio of Investments  July 31, 2014

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 136.6% (98.9% of Total Investments)
	CONVERTIBLE PREFERRED SECURITIES – 0.0% (0.0% of Total Investments)
	Banks – 0.0%
340	KeyCorp	7.750%	BBB–	$44,880
	Total Convertible Preferred Securities (cost $33,666)			44,880
Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAILED PREFERRED – 49.7% (36.0% of Total Investments)
	Banks – 10.4%
12,300	AgriBank FCB, (3)	6.875%	A–	$1,299,187
54,185	Citigroup Capital XIII	7.875%	BBB–	1,467,873
20,000	Citigroup Inc.	7.125%	BB+	546,200
40,553	Citigroup Inc.	6.875%	BB+	1,089,659
35,000	Citigroup Inc.	5.800%	BB+	825,650
19,300	City National Corporation	5.500%	BBB–	434,636
59,100	Countrywide Capital Trust IV	6.750%	BB+	1,501,140
12,000	FirstMerit Corporation	5.875%	BBB–	281,880
59,300	General Electric Capital Corporation, (4)	4.875%	AA+	1,401,852
29,626	General Electric Capital Corporation	4.875%	AA+	714,283
21,000	General Electric Capital Corporation	4.700%	AA+	482,370
25,000	HSBC Holdings PLC	8.000%	BBB+	676,750
20,000	HSBC USA Inc.	6.500%	BBB+	504,800
97,300	HSBC USA Inc.	4.500%	BBB+	2,453,906
26,500	HSBC USA Inc.	2.858%	BBB+	1,315,725
48,500	JPMorgan Chase & Company	6.700%	BBB	1,235,780
7,600	Merrill Lynch Capital Trust I	6.450%	BB+	192,432
3,300	Merrill Lynch Capital Trust II	6.450%	BB+	83,589
13,420	Merrill Lynch Capital Trust III	7.375%	BB+	345,565
211,700	PNC Financial Services	6.125%	BBB	5,764,591
52,500	Royal Bank of Scotland Group PLC	5.750%	BB	1,221,150
	Total Banks			23,839,018
	Capital Markets – 4.8%
35,900	Affiliated Managers Group Inc.	5.250%	BBB	926,938
306,782	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	8,037,688
42,000	Goldman Sachs Group, Inc.	5.500%	BB+	1,006,320
9,400	Morgan Stanley Capital Trust VI	6.600%	BB+	237,350
9,600	State Street Corporation	5.900%	BBB+	247,392
22,100	State Street Corporation	5.250%	BBB+	508,521
	Total Capital Markets			10,964,209
	Consumer Finance – 0.0%
1,100	Capital One Financial Corporation	6.000%	BB+	26,631
	Diversified Financial Services – 2.8%
239,500	ING Groep N.V.	7.050%	BBB–	6,152,755
10,000	ING Groep N.V.	6.125%	BBB–	253,000
	Total Diversified Financial Services			6,405,755
	Diversified Telecommunication Services – 2.6%
26,800	Qwest Corporation	7.500%	BBB–	707,520
26,699	Qwest Corporation	7.375%	BBB–	699,781
72,881	Qwest Corporation	7.000%	BBB–	1,875,228

Nuveen Investments

JHP  Nuveen Quality Preferred Income Fund 3
Portfolio of Investments (continued)  July 31, 2014

Shares	Description (1)	Coupon	Ratings (2)	Value
	Diversified Telecommunication Services (continued)
22,500	Qwest Corporation	7.000%	BBB–	$579,150
30,900	Qwest Corporation	6.125%	BBB–	726,150
49,600	Verizon Communications Inc.	5.900%	A–	1,260,832
	Total Diversified Telecommunication Services			5,848,661
	Electric Utilities – 2.7%
40,000	Alabama Power Company, (3)	6.450%	A3	1,061,252
4,110	Duke Energy Capital Trust II	5.125%	Baa1	96,133
10,000	Entergy Arkansas Inc.	5.750%	A–	255,100
10,000	Entergy Louisiana LLC	5.250%	A2	240,000
17,600	Entergy Louisiana LLC	4.700%	A2	386,672
27,800	Interstate Power and Light Company	5.100%	BBB	686,382
25,000	NextEra Energy Inc.	5.700%	BBB	604,750
106,671	NextEra Energy Inc.	5.625%	BBB	2,505,702
12,000	NextEra Energy Inc.	5.125%	BBB	260,040
1,227	PPL Capital Funding, Inc.	5.900%	BB+	29,104
	Total Electric Utilities			6,125,135
	Food Products – 0.5%
10,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	1,118,326
	Insurance – 13.1%
319,390	Aegon N.V.	6.375%	Baa1	8,141,251
94,822	Aflac Inc.	5.500%	BBB+	2,290,900
71,000	Allstate Corporation	5.100%	Baa1	1,771,450
36,700	Arch Capital Group Limited	6.750%	BBB	990,900
11,500	Aspen Insurance Holdings Limited	7.250%	BBB–	299,230
52,100	Aspen Insurance Holdings Limited	5.950%	BBB–	1,296,248
47,000	Axis Capital Holdings Limited	6.875%	BBB	1,217,300
101,174	Axis Capital Holdings Limited	5.500%	BBB	2,298,673
90,100	Delphi Financial Group, Inc., (3)	7.376%	BBB–	2,232,795
84,800	Hartford Financial Services Group Inc.	7.875%	BB+	2,521,104
3,845	PartnerRe Limited	7.250%	BBB+	101,969
36,506	PartnerRe Limited	5.875%	BBB+	878,699
5,000	Protective Life Corporation	6.000%	BBB	125,050
63,344	Prudential PLC	6.750%	A–	1,614,639
32,000	Reinsurance Group of America Inc.	6.200%	BBB	867,200
83,739	RenaissanceRe Holdings Limited	5.375%	BBB+	1,907,574
26,026	Torchmark Corporation	5.875%	BBB+	645,705
35,626	W.R. Berkley Corporation	5.625%	BBB–	814,410
	Total Insurance			30,015,097
	Machinery – 0.9%
83,100	Stanley Black and Decker, Inc.	5.750%	BBB+	2,041,767
	Media – 0.1%
13,900	Comcast Corporation	5.000%	A–	346,805
	Multi-Utilities – 1.3%
93,898	Dominion Resources Inc.	8.375%	BBB	2,413,179
21,400	DTE Energy Company	5.250%	Baa1	506,324
	Total Multi-Utilities			2,919,503
	Real Estate Investment Trust – 7.9%
50,000	DDR Corporation	6.250%	Baa3	1,222,000
6,000	Digital Realty Trust Inc.	7.375%	Baa3	153,300
11,019	Digital Realty Trust Inc.	5.875%	Baa3	243,740
54,287	Hospitality Properties Trust	7.125%	Baa3	1,383,233
31,800	Kimco Realty Corporation	5.625%	Baa2	741,894

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Real Estate Investment Trust (continued)
10,000	PS Business Parks, Inc.	6.875%		Baa2	$255,400
73,699	PS Business Parks, Inc.	6.000%		Baa2	1,750,351
30,000	Public Storage, Inc.	6.000%		A	750,600
12,000	Public Storage, Inc.	5.750%		A	293,400
99,300	Public Storage, Inc.	5.200%		A3	2,244,180
18,600	Public Storage, Inc.	5.200%		A	417,942
117,100	Realty Income Corporation	6.625%		Baa2	3,046,942
9,922	Ventas Realty LP	5.450%		BBB+	236,243
153,858	Vornado Realty LP	7.875%		BBB	3,917,225
57,400	Vornado Realty Trust	5.700%		BBB–	1,391,950
	Total Real Estate Investment Trust				18,048,400
	U.S. Agency – 1.4%
20,200	Cobank Agricultural Credit Bank, (3)	11.000%		A–	1,035,250
20	Farm Credit Bank of Texas, (3)	6.750%		Baa1	2,099,376
	Total U.S. Agency				3,134,626
	Wireless Telecommunication Services – 1.2%
70,400	Telephone and Data Systems Inc.	7.000%		Baa3	1,755,072
31,000	Telephone and Data Systems Inc.	6.875%		Baa2	771,590
12,791	United States Cellular Corporation	6.950%		Baa3	320,158
	Total Wireless Telecommunication Services				2,846,820
	Total $25 Par (or similar) Retail Preferred (cost $109,969,857)				113,680,753
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 6.3% (4.6% of Total Investments)
	Banks – 2.5%
$250	Den Norske Bank	0.511%	2/18/35	Baa3	$171,250
250	Den Norske Bank	0.963%	2/24/37	Baa3	171,875
5,000	JPMorgan Chase & Company	6.750%	1/29/49	BBB	5,337,500
5,500	Total Banks				5,680,625
	Capital Markets – 1.9%
1,700	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	1,878,500
910	Macquarie Bank Limited	10.250%	6/20/57	BB+	1,039,675
1,795	State Street Capital Trust IV	1.231%	6/01/77	A3	1,552,675
4,405	Total Capital Markets				4,470,850
	Construction & Engineering – 0.5%
1,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	1,073,750
	Insurance – 1.1%
700	AIG Life Holdings Inc.	7.570%	12/01/45	BBB	934,540
1,450	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	1,639,830
2,150	Total Insurance				2,574,370
	Oil, Gas & Consumable Fuels – 0.3%
700	DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	679,000
13,755	Total Corporate Bonds (cost $13,376,770)				14,478,595

Nuveen Investments

JHP  Nuveen Quality Preferred Income Fund 3
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 79.2% (57.3% of Total Investments)
	Banks – 38.0%
2,200	Abbey National Capital Trust I	8.963%	N/A (5)	BBB–	$2,772,000
9,400	Bank of America Corporation	8.000%	N/A (5)	BB+	10,341,034
5,060	Barclays PLC	7.434%	N/A (5)	BB+	4,996,750
2,800	Barclays PLC	8.250%	3/15/64	BB+	2,968,000
2,400	Chase Capital Trust II, Series B	0.725%	2/01/27	BBB	2,112,000
500	Citigroup Capital III	7.625%	12/01/36	BBB–	613,213
1,000	Citigroup Inc.	5.950%	N/A (5)	BB+	997,000
500	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	531,125
3,000	First Chicago NBD Institutional Capital I	0.790%	2/01/27	BBB	2,640,000
1,000	First Empire Capital Trust I	8.234%	2/01/27	BBB	1,017,225
8,485	First Union Capital Trust II, Series A, (6)	7.950%	11/15/29	BBB+	10,786,437
500	Fulton Capital Trust I	6.290%	2/01/36	Baa3	486,250
1,600	General Electric Capital Corporation	6.250%	N/A (5)	AA–	1,776,000
4,500	General Electric Capital Corporation	7.125%	N/A (5)	AA–	5,265,000
2,400	Groupe BCPE	3.300%	N/A (5)	BBB–	2,127,840
1,500	HSBC Bank PLC	0.688%	12/19/35	A–	1,035,000
1,500	HSBC Bank PLC	0.600%	6/11/37	A–	1,033,500
1,300	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	BBB+	1,943,500
1,500	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB+	1,556,250
800	JPMorgan Chase & Company	5.150%	N/A (5)	BBB	756,480
1,800	JPMorgan Chase Capital XXIII, (6)	1.226%	5/15/77	BBB	1,489,500
2,500	Lloyd's Banking Group PLC, 144A	6.413%	N/A (5)	BB+	2,706,250
600	Lloyd's Banking Group PLC, 144A	6.657%	N/A (5)	BB+	661,500
1,100	M&T Bank Corporation	6.375%	N/A (5)	BBB	1,120,625
4,500	M&T Bank Corporation	6.875%	N/A (5)	BBB	4,591,539
2,700	National Australia Bank	8.000%	N/A (5)	BBB+	2,986,875
1,900	Nordea Bank AB	8.375%	N/A (5)	BBB+	1,975,050
2,000	PNC Financial Services Inc.	6.750%	N/A (5)	BBB	2,230,000
4,128	Societe Generale	8.750%	N/A (5)	BBB–	4,280,736
300	Societe Generale	7.875%	N/A (5)	BB+	313,875
500	Societe Generale, 144A	7.875%	N/A (5)	BB+	523,125
1,200	Societe Generale, 144A	0.982%	N/A (5)	BBB–	1,080,000
4,800	Standard Chartered PLC, 144A	7.014%	N/A (5)	BBB+	5,472,000
1,500	Wells Fargo & Company	7.980%	N/A (5)	BBB+	1,701,000
	Total Banks				86,886,679
	Capital Markets – 4.3%
2,100	Charles Schwab Corporation	7.000%	N/A (5)	BBB+	2,449,125
2,200	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	2,414,500
1,700	Credit Suisse Guernsey	7.875%	2/24/41	BBB–	1,823,250
250	Goldman Sachs Group Inc.	5.700%	N/A (5)	BB+	254,625
800	Macquarie PMI LLC	8.375%	N/A (5)	BB+	849,000
2,000	Morgan Stanley	5.450%	N/A (5)	BB+	2,002,500
	Total Capital Markets				9,793,000
	Diversified Financial Services – 2.7%
2,700	First Hawaiian Capital Trust I, Series B	8.343%	7/01/27	BBB	2,736,380
500	ING US Inc.	5.650%	5/15/53	Ba1	508,750
2,200	Rabobank Nederland, 144A	11.000%	N/A (5)	A–	2,950,200
	Total Diversified Financial Services				6,195,330
	Electric Utilities – 1.5%
3,000	Electricite de France, 144A	5.250%	N/A (5)	A3	3,048,390
450	FPL Group Capital Inc.	6.650%	6/15/67	BBB	459,563
	Total Electric Utilities				3,507,953

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial Conglomerates – 0.4%
900,000	General Electric Capital Trust I	6.375%	11/15/67	AA–	$999,000
	Insurance – 24.6%
400	Ace Capital Trust II	9.700%	4/01/30	A–	592,000
800	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	1,068,000
700	Allstate Corporation	5.750%		Baa1	752,938
3,200	American International Group, Inc.	8.175%	5/15/58	BBB	4,420,000
1,200	AXA SA	8.600%	12/15/30	A3	1,614,000
4,300	AXA SA, 144A	6.380%	N/A (5)	Baa1	4,654,750
3,200	Catlin Insurance Company Limited	7.249%	N/A (5)	BBB+	3,304,000
1,250	Dai-Ichi Mutual Life, 144A	7.250%	N/A (5)	A3	1,500,000
1,850	Great West Life & Annuity Insurance Capital LP II, 144A, (6)	7.153%	5/16/46	A–	1,924,000
800	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	948,000
3,200	MetLife Capital Trust IV, 144A	7.875%	12/15/67	BBB	4,048,000
5,500	National Financial Services Inc., (6)	6.750%	5/15/67	Baa2	5,771,563
818	Oil Insurance Limited, 144A	3.216%	N/A (5)	Baa1	752,560
4,100	Prudential Financial Inc.	5.625%	6/15/43	BBB+	4,387,000
1,200	Prudential Financial Inc., (6)	5.875%	9/15/42	BBB+	1,299,000
305	Prudential Financial Inc.	8.875%	6/15/68	BBB+	372,100
3,800	Prudential PLC	6.500%	N/A (5)	A–	3,866,500
5,800	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	6,278,500
4,000	Sompo Japan Insurance	5.325%	3/28/73	A–	4,300,000
1,000	Sumitomo Life Insurance Company, 144A	4.000%	9/20/73	BBB+	1,177,500
900	White Mountains Insurance Group, 144A	7.506%	N/A (5)	BB+	949,500
2,154	ZFS Finance USA Trust V, 144A	6.500%	5/09/67	A	2,310,165
	Total Insurance				56,290,076
	Machinery – 0.4%
850	Stanley Black and Decker, Inc.	5.750%	12/15/53	BBB+	920,656
	Multi-Utilities – 0.6%
500	Dominion Resources Inc.	7.500%	6/30/66	BBB	547,500
900	Dominion Resources Inc.	2.531%	9/30/66	BBB	831,665
	Total Multi-Utilities				1,379,165
	Road & Rail – 1.6%
3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	3,582,269
	Specialty Retail – 1.2%
300	Swiss Re Capital I	6.854%	N/A (5)	A	318,750
2,200	Swiss Re Capital I, 144A	6.854%	N/A (5)	A	2,337,500
	Total Specialty Retail				2,656,250
	Wireless Telecommunication Services – 3.9%
7,260	Centaur Funding Corporation, Series B	9.080%	4/21/20	BBB–	9,061,388
	Total $1,000 Par (or similar) Institutional Preferred (cost $164,378,791)				181,271,766
Shares	Description (1), (7)				Value
	INVESTMENT COMPANIES – 1.4% (1.0% of Total Investments)
137,958	Blackrock Credit Allocation Income Trust IV, (6)				$1,855,535
75,864	John Hancock Preferred Income Fund III, (6)				1,318,517
	Total Investment Companies (cost $4,631,955)				3,174,052
	Total Long-Term Investments (cost $292,391,039)				312,650,046

Nuveen Investments

JHP  Nuveen Quality Preferred Income Fund 3
Portfolio of Investments (continued)  July 31, 2014

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.6% (1.1% of Total Investments)
$3,566	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/14, repurchase price $3,566,266, collateralized by $3,635,000 U.S. Treasury Notes, 2.250%, due 7/31/21, value $3,639,544	0.000%	8/01/14	$3,566,266
	Total Short-Term Investments (cost $3,566,266)			3,566,266
	Total Investments (cost $295,957,305) – 138.2%			316,216,312
	Borrowings – (38.9)% (8), (9)			(89,000,000)
	Other Assets Less Liabilities – 0.7% (10)			1,591,987
	Net Assets Applicable to Common Shares – 100%			$228,808,299

Investments in Derivatives as of July 31, 2014

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$25,638,000	Receive	1-Month USD-LIBOR-BBA	1.255%	Monthly	12/01/14	12/01/18	$456,258
JPMorgan	25,638,000	Receive	1-Month USD-LIBOR-BBA	1.673	Monthly	12/01/14	12/01/20	744,994
Morgan Stanley	14,725,000	Receive	1-Month USD-LIBOR-BBA	2.064	Monthly	3/21/11	3/21/16	(392,081)
	$66,001,000							$809,171

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  For fair value measurement disclosure purposes, $25 Par (or similar) Retail Preferred classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Perpetual security. Maturity date is not applicable.

(6)  Investment, or a portion of investment, is out on loan as described in Note 8 – Borrowing Arrangements. The total value of investments out on loan as of the end of the reporting period was $18,995,400.

(7)  A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)  Borrowings as a percentage of Total Investments is 28.1%.

(9)  The Fund may pledge up to 100% of its eligible investments (excluding any investments seperately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for Borrowings. As of the end of the reporting period, investments with a value of $186,396,236 have been pledged as collateral for Borrowings.

(10)  Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(11)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

N/A  Not applicable.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  July 31, 2014

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Long-term investments, at value (cost $771,631,634, $1,526,883,402 and $292,391,039, respectively)	$825,423,799	$1,637,617,671	$312,650,046
Short-term investments, at value (cost approximates value)	6,104,297	13,316,635	3,566,266
Unrealized appreciation on interest rate swaps	3,166,746	6,294,602	1,201,252
Receivable for:
Dividends	631,672	1,194,109	227,821
Interest	5,790,408	13,335,022	2,091,548
Investments sold	42,460	—	11,941
Reclaims	—	115,065	—
Other assets	111,796	214,880	42,816
Total assets	841,271,178	1,672,087,984	319,791,690
Liabilities
Borrowings	234,000,000	464,000,000	89,000,000
Unrealized depreciation on interest rate swaps	1,030,961	2,055,597	392,081
Common share dividends payable	3,322,558	6,511,225	1,216,658
Accrued expenses:
Interest on borrowings	13,021	25,848	4,942
Management fees	608,517	1,181,195	234,136
Trustees fees	106,326	205,096	40,183
Other	217,860	383,368	95,391
Total liabilities	239,299,243	474,362,329	90,983,391
Net assets applicable to common shares	$601,971,935	$1,197,725,655	$228,808,299
Common shares outstanding	64,663,448	120,393,013	23,710,657
Net asset value ("NAV") per common share outstanding	$9.31	$9.95	$9.65
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$646,634	$1,203,930	$237,107
Paid-in surplus	882,154,950	1,688,569,820	329,378,157
Undistributed (Over-distribution of) net investment income	5,699,056	4,112,040	532,891
Accumulated net realized gain (loss)	(342,456,655)	(611,133,409)	(122,408,034)
Net unrealized appreciation (depreciation)	55,927,950	114,973,274	21,068,178
Net assets applicable to common shares	$601,971,935	$1,197,725,655	$228,808,299
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended July 31, 2014

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends	$22,386,545	$42,350,522	$8,479,348
Interest	29,310,455	59,966,705	11,111,493
Other income	229,125	454,333	87,146
Total investment income	51,926,125	102,771,560	19,677,987
Expenses
Management fees	6,931,943	13,464,552	2,667,327
Interest expense on borrowings	2,468,991	4,900,932	937,132
Shareholder servicing agent fees and expenses	5,053	6,620	1,335
Custodian fees and expenses	88,808	246,790	66,250
Trustees fees and expenses	22,264	44,197	8,475
Professional fees	53,973	79,292	37,856
Shareholder reporting expenses	141,993	253,388	57,181
Stock exchange listing fees	21,033	39,180	8,745
Investor relations expenses	110,197	210,118	40,813
Other expenses	32,495	50,535	20,334
Total expenses	9,876,750	19,295,604	3,845,448
Net investment income (loss)	42,049,375	83,475,956	15,832,539
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	10,505,082	14,782,608	5,587,132
Swaps	(994,198)	(1,982,298)	(378,100)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	19,738,503	47,186,628	6,589,379
Swaps	(1,803,732)	(3,580,499)	(683,453)
Net realized and unrealized gain (loss)	27,445,655	56,406,439	11,114,958
Net increase (decrease) in net assets applicable to common shares from operations	$69,495,030	$139,882,395	$26,947,497

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$42,049,375	$42,101,545	$83,475,956	$83,423,516
Net realized gain (loss) from:
Investments and foreign currency	10,505,082	13,362,653	14,782,608	23,975,361
Swaps	(994,198)	(1,092,414)	(1,982,298)	(2,178,127)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	19,738,503	(4,330,084)	47,186,628	223,072
Swaps	(1,803,732)	6,812,734	(3,580,499)	13,548,313
Net increase (decrease) in net assets applicable to common shares from operations	69,495,030	56,854,434	139,882,395	118,992,135
Distribution to Common Shareholders
From net investment income	(42,723,139)	(38,797,071)	(79,459,391)	(79,456,874)
Decrease in net assets applicable to common shares from distributions to common shareholders	(42,723,139)	(38,797,071)	(79,459,391)	(79,456,874)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	145,664	—	382,683
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	145,664	—	382,683
Net increase (decrease) in net assets applicable to common shares	26,771,891	18,203,027	60,423,004	39,917,944
Net assets applicable to common shares at the beginning of period	575,200,044	556,997,017	1,137,302,651	1,097,384,707
Net assets applicable to common shares at the end of period	$601,971,935	$575,200,044	$1,197,725,655	$1,137,302,651
Undistributed (Over-distribution of) net investment income at the end of period	$5,699,056	$7,215,793	$4,112,040	$1,417,211

See accompanying notes to financial statements.

Nuveen Investments

Statement of Changes in Net Assets (continued)

	Quality Preferred Income 3 (JHP)
	Year Ended 7/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$15,832,539	$15,795,361
Net realized gain (loss) from:
Investments and foreign currency	5,587,132	4,525,443
Swaps	(378,100)	(415,452)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	6,589,379	1,357,653
Swaps	(683,453)	2,585,328
Net increase (decrease) in net assets applicable to common shares from operations	26,947,497	23,848,333
Distribution to Common Shareholders
From net investment income	(15,800,200)	(14,807,653)
Decrease in net assets applicable to common shares from distributions to common shareholders	(15,800,200)	(14,807,653)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	(156,050)	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	47,371
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(156,050)	47,371
Net increase (decrease) in net assets applicable to common shares	10,991,247	9,088,051
Net assets applicable to common shares at the beginning of period	217,817,052	208,729,001
Net assets applicable to common shares at the end of period	$228,808,299	$217,817,052
Undistributed (Over-distribution of) net investment income at the end of period	$532,891	$824,760

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Year Ended July 31, 2014

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to common Shares from Operations	$69,495,030	$139,882,395	$26,947,497
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(128,290,573)	(249,313,588)	(54,447,486)
Proceeds from sales and maturities of investments	129,758,551	250,283,497	55,750,757
Proceeds from (Purchases of) short-term investments, net	(765,094)	(4,342,437)	(1,164,895)
Proceeds from (Payments for) swap contracts, net	(994,198)	(1,982,298)	(378,100)
Amortization (Accretion) of premiums and discounts, net	463,558	931,057	218,656
(Increase) Decrease in:
Receivable for dividends	(190,750)	(497,081)	(102,423)
Receivable for interest	317,637	400,028	207,768
Receivable for investments sold	(3,352)	—	63,735
Receivable for reclaims	9,375	(115,065)	12,938
Other assets	1,974	3,521	134
(Increase) Decrease in:
Accrued interest on borrowings	(1,640)	(3,251)	(623)
Accrued management fees	18,245	38,604	7,929
Accrued Trustees fees	(6,502)	(12,271)	(1,307)
Accrued other expenses	(27,356)	2,464	(1,594)
Net realized gain (loss) from:
Investments and foreign currency	(10,505,082)	(14,782,608)	(5,587,132)
Swaps	994,198	1,982,298	378,100
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(19,738,503)	(47,186,628)	(6,589,379)
Swaps	1,803,732	3,580,499	683,453
Proceeds from litigation settlement	295,583	572,631	—
Taxes paid on undistributed capital gains	(42,646)	—	(40,333)
Net cash provided by (used in) operating activities	42,592,187	79,441,767	15,957,695
Cash Flows from Financing Activities:
Cash distributions paid to common shareholders	(42,592,187)	(79,441,767)	(15,801,645)
Cost of shares repurchased and retired	—	—	(156,050)
Net cash provided by (used in) financing activities	(42,592,187)	(79,441,767)	(15,957,695)
Net Increase (Decrease) in Cash	—	—	—
Cash at the beginning of period	—	—	—
Cash at the end of period	$—	$—	$—
Supplemental Disclosure of Cash Flow Information
	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash paid for interest on borrowings (excluding borrowing costs)	$2,470,631	$4,904,183	$937,755

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share NAV	Ending Market Value
Quality Preferred Income (JTP)
Year Ended 7/31:
2014	$8.90	$.65	$.42	$—		$—	$1.07	$(.66)	$—	$—	$(.66)	$—	$9.31	$8.35
2013	8.62	.65	.23	—		—	.88	(.60)	—	—	(.60)	—	8.90	7.98
2012	8.25	.66	.31	—		—	.97	(.60)	—	—	(.60)	—	8.62	8.70
2011(f)	8.07	.35	.18	—		—	.53	(.35)	—	—	(.35)	—	8.25	7.54
Year Ended 12/31:
2010	7.06	.65	.94	—		—	1.59	(.58)	—	—	(.58)	—	8.07	7.40
2009	5.25	.63	1.82	—	*	—	2.45	(.57)	—	(.07)	(.64)	—	7.06	6.57
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2014	9.45	.69	.47	—		—	1.16	(.66)	—	—	(.66)	—	9.95	8.92
2013	9.12	.69	.30	—		—	.99	(.66)	—	—	(.66)	—	9.45	8.47
2012	8.77	.69	.32	—		—	1.01	(.66)	—	—	(.66)	—	9.12	9.34
2011(f)	8.64	.37	.15	—		—	.52	(.39)	—	—	(.39)	—	8.77	8.07
Year Ended 12/31:
2010	7.67	.69	.93	—		—	1.62	(.65)	—	—	(.65)	—	8.64	7.90
2009	5.42	.69	2.29	—	*	—	2.98	(.70)	—	(.03)	(.73)	—	7.67	7.25

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. During the fiscal year ended December 31, 2009, Quality Preferred Income (JTP) and Quality Preferred Income 2 (JPS) redeemed all of their outstanding FundPreferred shares, at liquidation value.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of June 30, 2010 and September 30, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP) and Quality Preferred Income 2 (JPS), respectively, for any fees or expenses.

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Quality Preferred Income (JTP)
Year Ended 7/31:
2014	12.65%	13.63%	$601,972	1.72%		7.32%		N/A	N/A	16%
2013	10.32	(1.78)	575,200	1.75		7.22		N/A	N/A	34
2012	12.51	24.30	556,997	1.83		8.17		N/A	N/A	21
2011(f)	6.74	6.62	533,062	1.61	**	7.17	**	N/A	N/A	9
Year Ended 12/31:
2010	23.09	21.94	521,347	1.65		8.37		1.60%	8.42%	20
2009	51.85	53.05	456,186	1.86		11.04		1.71	11.19	29
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2014	12.83	13.76	1,197,726	1.69		7.32		N/A	N/A	16
2013	10.98	(2.63)	1,137,303	1.71		7.23		N/A	N/A	32
2012	12.32	25.17	1,097,385	1.80		8.13		N/A	N/A	19
2011(f)	5.99	7.02	1,055,468	1.58	**	7.21	**	N/A	N/A	7
Year Ended 12/31:
2010	21.99	18.31	1,039,917	1.59		8.29		1.51	8.37	25
2009	61.22	63.90	922,354	1.82		11.27		1.64	11.45	27

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable, as described in Note 8—Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income (JTP)
Year Ended 7/31:
2014	.43%
2013	.47
2012	.54
2011 (f)	.38	**
Year Ended 12/31:
2010	.41
2009	.61
Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2014	.43%
2013	.47
2012	.55
2011 (f)	.37	**
Year Ended 12/31:
2010	.39
2009	.59

(f)  For the seven months ended July 31, 2011.

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Share- holders(b)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share NAV	Ending Market Value
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2014	$9.18	$.67	$.47	$—		$—	$1.14	$(.67)	$—	$—	$(.67)	$—	*	$9.65	$8.43
2013	8.80	.67	.33	—		—	1.00	(.62)	—	—	(.62)	—		9.18	8.23
2012	8.48	.66	.28	—		—	.94	(.62)	—	—	(.62)	—		8.80	8.85
2011(f)	8.37	.36	.11	—		—	.47	(.36)	—	—	(.36)	—		8.48	7.70
Year Ended 12/31:
2010	7.45	.65	.89	—		—	1.54	(.62)	—	—	(.62)	—		8.37	7.74
2009	5.14	.63	2.34	—	*	—	2.97	(.58)	—	(.08)	(.66)	—		7.45	6.95

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. During the fiscal year ended December 31, 2009, Quality Preferred Income 3 (JHP) redeemed all of its outstanding FundPreferred shares, at liquidation value.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  After expense reimbursement from the Adviser, where applicable. As of December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income 3 (JHP), for any fees or expenses.

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Based on Common Share NAV(c)	Based on Market Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2014	12.97%	11.09%	$228,808	1.76%		7.24%		N/A	N/A	18%
2013	11.53	(.30)	217,817	1.77		7.17		N/A	N/A	28
2012	11.91	24.04	208,729	1.84		8.04		N/A	N/A	23
2011(f)	5.69	4.08	201,139	1.65	**	7.19	**	N/A	N/A	8
Year Ended 12/31:
2010	21.49	20.66	198,513	1.65		8.05		1.54%	8.16%	24
2009	63.23	54.50	176,677	1.87		10.56		1.66	10.77	35

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable, as described in Note 8—Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2014	.43%
2013	.47
2012	.54
2011 (f)	.37	**
Year Ended 12/31:
2010	.38
2009	.59

(f)  For the seven months ended July 31, 2011.

(g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions) divided by the average long-term market value during the period.

N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (continued)

		Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 7/31:
2014		$234,000	$3,573
2013		234,000	3,458
2012		217,000	3,567
2011	(a)	154,875	4,442
Year Ended 12/31:
2010		154,875	4,366
2009		153,375	3,974
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2014		464,000	3,581
2013		464,000	3,451
2012		427,000	3,570
2011	(a)	308,800	4,418
Year Ended 12/31:
2010		300,000	4,466
2009		289,500	4,186
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2014		89,000	3,571
2013		89,000	3,447
2012		81,000	3,577
2011	(a)	58,900	4,415
Year Ended 12/31:
2010		55,000	4,609
2009		55,000	4,212

(a)  For the seven months ended July 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Quality Preferred Income Fund (JTP) ("Quality Preferred Income (JTP)")

•  Nuveen Quality Preferred Income Fund 2 (JPS) ("Quality Preferred Income 2 (JPS)")

•  Nuveen Quality Preferred Income Fund 3 (JHP) ("Nuveen Quality Preferred Income 3 (JHP)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) were organized as Massachusetts business trusts on April 24, 2002, June 24, 2002 and October 17, 2002, respectively.

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in swap contracts.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds' investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Each Fund's investment objective is high current income consistent with capital preservation. Each Fund's secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund's total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed

Nuveen Investments

Notes to Financial Statements (continued)

the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of July 31, 2014, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding when-issued/delayed purchase commitments	$—	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Agreements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

FundPreferred Shares

The Funds are authorized to issue auction rate preferred ("FundPreferred") shares. During prior fiscal periods, the Funds redeemed all of their outstanding FundPreferred shares, at liquidation value.

Common Shares Equity Shelf Programs and Offering Costs

Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) have each filed registration statements with the Securities and Exchange Commission ("SEC") authorizing the Funds to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through their equity shelf programs ("Shelf Offering"), which are not yet effective.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund's net asset value ("NAV") per common share.

Costs incurred by the Funds in connection with their initial Shelf Offering will be recorded as a deferred charge and recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such shares and will be recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of "Other expenses" on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and will be recognized as a component of "Proceeds from shelf offering, net of offering costs" on the Statement of Changes in Net Assets.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting

Nuveen Investments

agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair value input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees using the same methods as described above, and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Nuveen funds' Board of Directors/Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAV on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds' Board of Directors/Trustees or its designee.

Nuveen Investments

Notes to Financial Statements (continued)

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Quality Preferred Income (JTP)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$3,956,700	$—		$—	$3,956,700
$25 Par (or similar) Retail Preferred	274,677,500	26,234,719	**	—	300,912,219
Corporate Bonds	—	46,819,114		—	46,819,114
$1,000 Par (or similar) Institutional Preferred	—	466,882,512		—	466,882,512
Investment Companies	6,853,254	—		—	6,853,254
Short-Term Investments:
Repurchase Agreements	—	6,104,297		—	6,104,297
Investments in Derivatives:
Interest Rate Swaps***	—	2,135,785		—	2,135,785
Total	$285,487,454	$548,176,427		$—	$833,663,881
Quality Preferred Income 2 (JPS)
Long-Term Investments*:
Convertible Preferred Securities	$5,203,000	$—		$—	$5,203,000
$25 Par (or similar) Retail Preferred	529,187,827	55,413,535	**	—	584,601,362
Corporate Bonds	—	94,404,811		—	94,404,811
$1,000 Par (or similar) Institutional Preferred	—	937,485,279		—	937,485,279
Investment Companies	15,923,219	—		—	15,923,219
Short-Term Investments:
Repurchase Agreements	—	13,316,635		—	13,316,635
Investments in Derivatives:
Interest Rate Swaps***	—	4,239,005		—	4,239,005
Total	$550,314,046	$1,104,859,265		$—	$1,655,173,311
Quality Preferred Income 3 (JHP)
Long-Term Investments*:
Convertible Preferred Securities	$44,880	$—		$—	$44,880
$25 Par (or similar) Retail Preferred	104,834,567	8,846,186	**	—	113,680,753
Corporate Bonds	—	14,478,595		—	14,478,595
$1,000 Par (or similar) Institutional Preferred	—	181,271,766		—	181,271,766
Investment Companies	3,174,052	—		—	3,174,052
Short-Term Investments:
Repurchase Agreements	—	3,566,266		—	3,566,266
Investments in Derivatives:
Interest Rate Swaps***	—	809,171		—	809,171
Total	$108,053,499	$208,971,984		$—	$317,025,483

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 2.

***  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees.

Nuveen Investments

The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of July 31, 2014, the Funds' investments in non-U.S. securities were as follows:

Quality Preferred Income (JTP)	Value	% of Total Investments
Country:
United Kingdom	$94,373,551	11.4%
Netherlands	47,949,071	5.8
France	39,355,307	4.7
Other Countries	124,143,097	14.9
Total non-U.S. Securities	$305,821,026	36.8%
Quality Preferred Income 2 (JPS)
Country:
United Kingdom	$158,500,043	9.6%
Netherlands	108,230,794	6.5
France	85,687,707	5.2
Other Countries	254,093,830	15.4
Total non-U.S. Securities	$606,512,374	36.7%
Quality Preferred Income 3 (JHP)
Country:
United Kingdom	$37,330,220	11.8%
France	20,910,221	6.6
Netherlands	17,497,206	5.5
Other Countries	48,325,183	15.3
Total non-U.S. Securities	$124,062,830	39.2%

Nuveen Investments

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Quality Preferred Income (JTP)	Fixed Income Clearing Corporation	$6,104,297	$(6,104,297)	$—
Quality Preferred Income 2 (JPS)	Fixed Income Clearing Corporation	13,316,635	(13,316,635)	—
Quality Preferred Income 3 (JHP)	Fixed Income Clearing Corporation	3,566,266	(3,566,266)	—

*  As of July 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is

Nuveen Investments

limited to the net amount of interest payments that each Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by each Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract, and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31, 2014, each Fund continued to use interest swap contracts to partially hedge the interest cost of leverage, which each Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended July 31, 2014, was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of interest rate swap contracts outstanding*	$197,124,000	$392,208,000	$74,836,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Funds as of July 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Quality Preferred Income (JTP)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$3,166,746	Unrealized depreciation on interest rate swaps	$(1,030,961)
Quality Preferred Income 2 (JPS)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$6,294,602	Unrealized depreciation on interest rate swaps	$(2,055,597)
Quality Preferred Income 3 (JHP)
Interest rate	Swaps	Unrealized appreciation on interest rate swaps	$1,201,252	Unrealized depreciation on interest rate swaps	$(392,081)

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the swap contacts, which are subject to netting agreements and the collateral delivered related to those swap contracts as of July 31, 2014.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Quality Preferred Income (JTP)
	JPMorgan	$3,166,746	$—	$—	$3,166,746	$(3,113,830)	$52,916
	Morgan Stanley	—	(1,030,961)	—	(1,030,961)	1,030,961	—
Total		$3,166,746	$(1,030,961)	$—	$2,135,785	$(2,082,869)	$52,916
Quality Preferred Income 2 (JPS)
	JPMorgan	$6,294,602	$—	$—	$6,294,602	$(6,094,998)	$199,604
	Morgan Stanley	—	(2,055,597)	—	(2,055,597)	2,055,597	—
Total		$6,294,602	$(2,055,597)	$—	$4,239,005	$(4,039,401)	$199,604
Quality Preferred Income 3 (JHP)
	JPMorgan	$1,201,252	$—	$—	$1,201,252	$(980,496)	$220,756
	Morgan Stanley	—	(392,081)	—	(392,081)	392,081	—
Total		$1,201,252	$(392,081)	$—	$809,171	$(588,415)	$220,756

** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the fiscal year ended July 31, 2014, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Quality Preferred Income Fund (JTP)	Interest rate	Swaps	$(994,198)	$(1,803,732)
Quality Preferred Income Fund 2 (JPS)	Interest rate	Swaps	(1,982,298)	(3,580,499)
Quality Preferred Income Fund 3 (JHP)	Interest rate	Swaps	(378,100)	(683,453)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13	Year Ended 7/31/14	Year Ended 7/31/13
Common shares:
Issued to shareholders due to reinvestment of distributions	—	16,617	—	41,185	—	5,288
Repurchased and retired	—	—	—	—	(20,000)	—
Weighted average:
Price per common share repurchaed and retired	$—	$—	$—	$—	$7.78	$—
Discount per common share repurchased and retired	—%	—%	—%	—%	13.58%	—%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the fiscal year ended July 31, 2014, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$128,290,573	$249,313,588	$54,447,486
Sales and maturities	129,758,551	250,283,497	55,750,757

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$784,339,195	$1,554,743,069	$297,600,087
Gross unrealized:
Appreciation	$62,119,907	$125,868,922	$23,348,526
Depreciation	(14,931,006)	(29,677,685)	(4,732,301)
Net unrealized appreciation (depreciation) of investments	$47,188,901	$96,191,237	$18,616,225

Nuveen Investments

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, bond premium amortization, securities litigation settlements, complex securities character adjustments and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2014, the Funds' tax year end, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$(42,646)	$—	$(40,333)
Undistributed (Over-distribution of) net investment income	(842,973)	(1,321,736)	(324,208)
Accumulated net realized gain (loss)	885,619	1,321,736	364,541

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds' tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income[1]	$15,479,244	$23,475,694	$3,400,888
Undistributed net long-term capital gains	—	—	—

1  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2014, paid on August 1, 2014.

The tax character of distributions paid during the Funds' tax year ended July 31, 2014 and July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income[2]	$42,593,812	$79,459,391	$15,801,240
Distributions from net long-term capital gains	—	—	—
2013	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income[2]	$38,796,241	$79,454,609	$14,807,378
Distributions from net long-term capital gains	—	—	—

2  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of July 31, 2014, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31,2017	$173,160,281	$278,362,191	$74,713,136
July 31,2018	164,307,763	317,825,546	47,045,512
July 31,2019	3,371,042	10,696,373	15,796

Not subject to expiration — —	—

Total	$340,839,086	$606,884,110	$121,774,444

During the Funds' tax year ended July 31, 2014, the Funds utilized capital loss carryforwards as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Utilized capital loss carryforwards	$11,570,916	$16,127,318	$6,194,466

Nuveen Investments

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following year. The following Funds have elected to defer losses as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Post-October capital losses[3]	$1,452,346	$2,488,880	$633,590
Late-year ordinary losses[4]	—	—	—

3  Capital losses incurred from November 1, 2013 through July 31, 2014, the Funds' tax year end.

4  Ordinary losses incurred from January 1, 2014 through July 31, 2014, and specified losses incurred from November 1, 2013 through July 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. During the fiscal year ended July 31, 2014, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) paid Spectrum commissions of $28,157, $85,816 and $19,027, respectively.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2014, the complex-level fee rate for these Funds was .1650%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Borrowings

Each Fund has entered into a prime brokerage facility ("Borrowings") with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$235,000,000	$467,000,000	$89,000,000

As of July 31, 2014, each Fund's outstanding balance on its Borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	$234,000,000	$464,000,000	$89,000,000

During the fiscal year ended July 31, 2014, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	$234,000,000	$464,000,000	$89,000,000
Average annual interest rate	1.04%	1.04%	1.04%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments ("Pledged Collateral"). Interest is charged on these Borrowings for each Fund at the 3-Month LIBOR (London Inter-Bank Offered Rate) (during the period August 1, 2013 through December 9, 2013 and 1-month LIBOR thereafter) plus .85% per annum on the amounts borrowed and .50% per annum on the undrawn balance.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on each Fund's borrowed amount and undrawn balance are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Rehypothecation

On December 9, 2013, the Adviser entered into a Rehypothecation Side Letter ("Side Letter") with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds' to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the "Hypothecated Securities") with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Funds' total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds' income generating potential may decrease. Even if each Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities ("Rehypothecation Fees") in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of July 31, 2014, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) each had Hypothecated Securities totaling $33,336,300, $109,893,215 and $18,995,400, respectively. During the period from December 9, 2013 through July 31, 2014, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) earned Rehypothecation Fees of $229,125, $454,333 and $87,146, respectively, which is recognized as "Other income" on the Statement of Operations.

Nuveen Investments

9. New Accounting Pronouncement

Financial Accounting Standards Board ("FASB") Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, "Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund's current disclosures already followed this guidance and therefore it does not have an impact on the Funds' financial statements or footnote disclosures.

10. Subsequent Events

Agreement and Plan of Merger

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Funds.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to other customary closing conditions.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*   Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JTP	JPS	JHP
Common shares repurchased	—	—	20,000

Distribution Information

Each Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JTP	JPS	JHP
% QDI	47.29%	51.23%	48.21%
% DRD	14.44%	15.52%	14.40%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  BofA/Merrill Lynch Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/ liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Blended Benchmark (Comparative Index): A blended return consisting of: 1) 55% of the Merrill Lynch Fixed Rate Index, an unmanaged index of investment-grade, exchange traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity; and 2) 45% of the Barclays Tier 1 Capital Securities USD Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of "equity credit'' from a rating agency. Index returns do not include the effects of any sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute. Company Institute.	203
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				203
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				203

Nuveen Investments

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				203
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				203

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	203
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				204
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	97
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204

Nuveen Investments

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				204
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	204
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset
			Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204

(1)  Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of each Fund (each, a "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund's advisory agreement (each, an "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreement (each, an "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between the Adviser and Spectrum Asset Management, Inc. (the "Sub-Adviser"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the "Board" refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a "New Investment Management Agreement") between the Fund and the Adviser and a new sub-advisory agreement (each, a "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements") between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the

Nuveen Investments

context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Adviser following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Adviser's employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Adviser; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund's performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year,

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

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A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board's review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser's organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Funds' service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture

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of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Funds and Fund Advisers

1.  The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund's performance and the applicable investment team. In considering each Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

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•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund's performance compared to its benchmark to help assess the fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted that Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 had satisfactory performance compared to their peers, performing in the second and third quartiles over various periods. The Board further noted that Nuveen Quality Preferred Income Fund lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. In this regard, although it performed in the fourth quartile in the one-year period, Nuveen Quality Preferred Income Fund performed in the third quartile in the three-year period and the second quartile in the five-year period.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

2.  The New Advisory Agreements

With respect to the performance of the Funds, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees slightly higher or higher than their respective peer averages, but net expense ratios (including fee waivers and expense reimbursements) below or in line with their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees,

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the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

With respect to the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that it charges for other clients. The Independent Board Members noted that the fees paid to the Sub-Adviser for its sub-advisory services were at or below the low end of its fee schedule. The Independent Board Members also noted that the fees paid to the Sub-Adviser were the result of arm's-length negotiations.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers that are not affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers' revenues, expenses and profitability margins for their advisory activities with the applicable funds. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees

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as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund's portfolio transactions are allocated by the Sub-Adviser. The Independent Board Members noted that the Sub-Adviser does not direct Fund trades through non-affiliated broker-dealers and therefore does not provide any Fund brokerage to broker-dealers in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms. The Sub-Adviser also serves as its own broker for portfolio transactions for the Funds and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the "Interim Investment Management Agreement") between the respective Fund and the Adviser and an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New

Nuveen Investments

Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-B_0714D 3169-INV-Y09/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN QUALITY PREFERRED INCOME FUND 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2014	$26,250	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2013	$25,300	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4) “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2014	$0	$0	$0	$0
July 31, 2013	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, Jack B. Evans, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.), has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum act (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.

Spectrum has selected RiskMetrics Group (formerly ISS) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows RiskMetrics standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, RiskMetrics prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for RiskMetrics, the CCO will require RiskMetrics to deliver additional information or certify that RiskMetrics has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of RiskMetrics’ voting recommendations.

Spectrum may, on any particular proxy vote, diverge from RiskMetrics’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.

When Spectrum determines not to follow RiskMetrics’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.

•        Routine Administrative Items. Spectrum is willing to defer to management on matters a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

•        Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

•        Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.

Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.

If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.

Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).         PORTFOLIO MANAGER BIOGRAPHIES

MARK A. LIEB - Mr. Lieb is the Founder, President and Chief Executive Officer of Spectrum.  Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc.  Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies.  Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook.  BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.

L. PHILLIP JACOBY, IV - Mr. Jacoby is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as CIO on January 1, 2010, following the planned retirement of his predecessor.  Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its US Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s.  BSBA Finance, Boston University School of Management.

Item 8(a)(2).         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Phillip Jacoby	Separately Managed accounts	62	$5,104,131,767
	Pooled Accounts	15	$3,613,044,419
	Registered Investment Vehicles	7	$6,663,221,174

Mark Lieb	Separately Managed accounts	61	$5,118,731,767
	Pooled Accounts	15	$3,613,044,419
	Registered Investment Vehicles	7	$6,663,221,174

*   Assets are as of July 31, 2014.  None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

There are no material conflicts of interest to report.

Item 8(a)(3).         FUND MANAGER COMPENSATION

The structure and method used to determine the compensation of Spectrum Asset Management’s portfolio managers is as follows. All Spectrum portfolio managers are paid a base salary and discretionary bonus.  Salaries are established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

The discretionary bonus component is variable and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•                                                     Changes in overall firm assets under management, including those assets in the Fund. (Portfolio managers are not directly incentivized to increase assets (“AUM”), although they are indirectly compensated as a result of an increase in AUM);

•                                                     Portfolio performance (on a pre-tax basis) relative to benchmarks measured annually. (The relevant benchmark is a custom benchmark composed of 50% Merrill Lynch Preferred Stock - Fixed Rate Index and 50% Barclays Capital Securities US Tier 1 Index);

•                                                     Contribution to client servicing;

•                                                     Compliance with firm and/or regulatory policies and procedures;

•                                                     Work ethic;

•                                                     Seniority and length of service;

•                                                     Contribution to overall functioning of organization.

Total compensation is designed to be globally competitive and is evaluated annually relative to other top-tier asset management firms.

Item 8(a)(4).         OWNERSHIP OF JPS SECURITIES AS OF JULY 31, 2014.

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Phillip Jacoby	$50,000 - $100,000
Mark Lieb	$100,000 - $500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Preferred Income Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 8, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 8, 2014